VANGUARD
SPECIALIZED FUNDS

VANGUARD ENERGY FUND
VANGUARD GOLD AND PRECIOUS METALS FUND
VANGUARD HEALTH CARE FUND
VANGUARD UTILITIES INCOME FUND
VANGUARD REIT INDEX FUND

[PHOTO]

ANNUAL
REPORT
JANUARY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to

The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        9

                                  REPORTS FROM
                                  THE ADVISERS
                                       11

                              PERFORMANCE SUMMARIES
                                       15

                                  FUND PROFILES
                                       20

                              FINANCIAL STATEMENTS
                                       28

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       51

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
John J. Brennan               John C. Bogle
Chairman & CEO                SENIOR Chairman

Financial markets were far from placid during the twelve months ended January 31, 1999, the fiscal year for the Vanguard Specialized Funds, and the funds' performance fully reflected the markets' volatility.

---------------------------------------------------------
                                          TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                         JANUARY 31, 1999
---------------------------------------------------------
VANGUARD ENERGY FUND                         -21.2%
Average Natural Resources Fund               -24.6
---------------------------------------------------------
VANGUARD HEALTH CARE FUND                    +37.4%
Average Health-Care Fund                     +17.9
---------------------------------------------------------
S&P 500 Index                                +32.5%
---------------------------------------------------------
VANGUARD GOLD AND PRECIOUS METALS FUND       -11.1%
Average Gold Fund                            -17.1
Salomon Smith Barney Global Gold
Equity Index                                 -19.4
---------------------------------------------------------
VANGUARD UTILITIES INCOME FUND               +19.9%
Average Utility Fund                         +18.7
Utilities Composite Index*                   +23.8
---------------------------------------------------------
VANGUARD REIT INDEX FUND                     -17.3%
Average Real Estate Fund                     -16.2
Morgan Stanley REIT Index                    -17.6
---------------------------------------------------------

*Weighted 40% S&P Utilities Index, 40% S&P Telephone
 Index, and 20% Lehman Brothers Utility Bond Index.


      While large-capitalization stocks in the United States and Europe had a banner year, the stocks of oil, gold, and real estate companies fell in response to slumping commodity prices and concerns about overcapacity. Each of the five Vanguard Specialized Funds earned a return reflecting the fate of its sector of the market: strong gains for the health-care and utility sectors, declines for energy, precious metals, and real estate investment trusts. The table at right presents the total return (capital change plus reinvested dividends) for each fund compared with those of its average peer and an unmanaged index benchmark.

      Detailed per-share figures, including net asset values at the beginning and end of the year, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

The U.S. economy advanced powerfully during the twelve months ended January 31. U.S. consumers provided the economic fuel with their free spending, encouraged by a strong labor market (unemployment was just 4.3% at fiscal year-end) and rising wages (up about 4%). Economic woes continued to beset Asia, where Japan, the world's second-largest economy, remained mired in recession, and stagnation afflicted several smaller economies. Latin America caught the "Asian contagion," and Brazil, the world's eighth-largest economy, was forced to devalue its currency late in the fiscal year. Yet for American consumers, troubles abroad translated into low prices at home. Consumer prices rose just +1.7%, restrained by sharply lower energy prices, which were depressed in part by weak demand from sluggish foreign economies.

      The optimism reflected in consumer spending was evident in U.S. financial markets, too. True, there was a steep midsummer slump that saw stock prices decline by -20% or more from mid-July through August. However, the market bounced back strongly, aided by lower interest rates and a lack of evidence that the weakness overseas would pull the U.S. economy into recession. By fiscal year-end, the Standard & Poor's 500 Composite Stock Price Index had not only recovered its midyear losses but had climbed to an all-time high, achieving a remarkable +32.5% return for the twelve months ended January 31. Within the S&P 500, there was a huge gap between returns of growth stocks (+45.9%) and value stocks (+18.5%). The total U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +27.4%. However, small-cap stocks, as measured by the Russell 2000 Index, earned a scant +0.3% return.

      Interest rates declined on balance during the fiscal year, reflecting the subdued level of inflation. Rates fell furthest for U.S. Treasury securities, which benefited from a midyear "flight to quality" by investors eager to escape the global gyrations of equity and currency markets. The yield on the 30-year U.S. Treasury bond fell by 71 basis points (0.71 percentage point), from 5.80% when the fiscal year began to 5.09% as of January 31, 1999. Prices of existing bonds--which move in the opposite direction from interest rates-- rose, accounting for 1.5 percentage points of the +8.1% return of the Lehman Aggregate Bond Index.

      Short-term interest rates also fell by about 70 basis points, with the yield on 3-month Treasury bills ending the fiscal year at 4.45%. The "yield curve" remained relatively flat throughout the year--the spread between yields on 3-month T-bills and 30-year Treasury bonds was a narrow 0.64 percentage point at fiscal year-end.

FISCAL 1999 PERFORMANCE OVERVIEW

Our funds turned in decidedly mixed results during the fiscal year. The Health Care and Utilities Income Funds achieved large gains, while our Energy, Gold and Precious Metals, and REIT Index Funds suffered sizable declines. When measured against our competitors, however, our results were pretty consistently favorable: Four of our five funds outperformed their average peers, and the lone exception, the REIT Index Fund, trailed its average competitor by about 1 percentage point. A detailed look at each fund's performance during fiscal 1999 and over the longer term follows.

ENERGY FUND

The Energy Fund's -21.2% return in fiscal 1999 was disappointing. However, we note that it was 3.4 percentage points better than the -24.6% decline for the average natural resources fund, making fiscal 1999 the seventh consecutive year in which we outperformed our average peer. What made the energy sector's decline especially painful was that it occurred while the S&P 500 Index was gaining +32.5%.

      Energy stocks suffered because their earnings fell along with prices for oil, refined petroleum products, and natural gas, all of which plummeted for a second consecutive year. Prices for crude oil and refined products such as gasoline and heating oil fell by 30%-35% during the fiscal year, while natural gas prices fell by more than 20%. These price declines forced energy companies to slash spending on capital projects, thereby depressing the revenues and stock prices of oil-services, exploration, and pipeline companies. Our fund outperformed its average peer largely because several stocks chosen by our adviser, Wellington Management Company, benefited from takeover activity.

      As always, we also benefited from our low operating costs. Our expenses amounted to 0.41%, or $4.10 per $1,000 in assets, which was less than one-quarter the 1.68% ($16.80 per $1,000) expense ratio of the average natural resources fund. This advantage of nearly 1.3 percentage points accounts for about one-third of our fund's average margin of 4.5 percentage points per year over peers during the past decade.

      The table at the top of page 3 presents the average annual return for the decade ended January 31, 1999, for our fund, the average natural resources fund, and the S&P 500 Index. It also shows the final value of hypothetical $10,000 investments made in each ten years ago, assuming that dividends and capital gains distributions had been reinvested. The energy sector trailed far behind the overall stock market. However, it is some consolation that a $10,000 investment in our fund would have grown to $24,804, $8,482 more than the $16,322 ending value of a $10,000 investment in our average peer. Our margin is equal to nearly 85% of the initial capital invested.

----------------------------------------------------------------------
                                           TOTAL RETURNS
                                           10 YEARS ENDED
                                          JANUARY 31, 1999
                                    ----------------------------------
                                    AVERAGE          FINAL VALUE OF
                                    ANNUAL             A $10,000
                                     RATE           INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard Energy Fund                 + 9.5%            $24,804
----------------------------------------------------------------------
Average Natural Resources Fund       + 5.0%            $16,322
----------------------------------------------------------------------
S&P 500 Index                        +18.9%            $56,267
----------------------------------------------------------------------

      We caution against viewing the past decade's results as an indicator of the next decade's. The past ten years were an unusually favorable period for the S&P 500 Index, and a so- so period for energy stocks. As demonstrated by events during fiscal 1999--and, indeed, during the past decade--prices of energy products and energy stocks do not necessarily move in sync with overall stock market prices. Indeed, it is precisely because the fortunes of energy companies aren't in lockstep with those of other firms that some investors choose to diversify by holding energy stocks.

GOLD AND PRECIOUS METALS FUND

The Gold and Precious Metals Fund declined -11.1% during fiscal 1999, a result that was favorable only in comparison with our peers and our market sector, both of which lagged far behind us: The average gold mutual fund fell -17.1% and the Salomon Smith Barney Global Gold Equity Index fell -19.4%. The sector suffered because gold and other precious metals became less precious. An ounce of gold fetched about $290 as of January 31, down $14, or about 5%, from an already-depressed price of $304 a year ago. Prices of silver and platinum fell on balance by about 8% during the fiscal year. The prices of mining company stocks tend to move even more--lower or higher--than the prices of the metals the companies produce.

      Gold prices rallied early in the fiscal year, but headed lower for a variety of reasons. Serious economic troubles dented the demand for gold in Asia, a region where many individuals have traditionally held their personal wealth in the form of jewelry and bullion. Inflation fears dissipated, eliminating another traditional reason some investors own gold and gold-mining stocks. Also, the possibility that central bankers around the world will continue to liquidate their stockpiles of gold weighs on the market.

-------------------------------------------------------------------
                                            TOTAL RETURNS
                                            10 YEARS ENDED
                                           JANUARY 31, 1999
                                    -------------------------------
                                    AVERAGE       FINAL VALUE OF
                                     ANNUAL          A $10,000
                                      RATE       INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard Gold and Precious
  Metals Fund                        -1.5%             $8,592
-------------------------------------------------------------------
Average Gold Fund                    -4.0%             $6,632
-------------------------------------------------------------------
Salomon Smith Barney Global
  Gold Equity Index                  -0.4%             $9,576
-------------------------------------------------------------------

      Over the decade ended January 31, 1999, gold and precious-metals stocks have produced negative returns, reflecting the falling prices for metals. Our fund's average annual return was -1.5%, which meant that a $10,000 investment in the fund a decade ago would have shrunk, even with dividend and capital gains distributions reinvested, to $8,592, a -14% decline in the initial capital invested. As disappointing as it was, this result was considerably better than that of the average gold fund, which produced an average annual decline of -4.0%. A $10,000 investment made ten years ago in our average peer would now be worth $6,632, nearly $2,000 less than the ending value of the same investment in our fund. Neither our fund nor the average gold fund kept pace with the index benchmark, which declined an average of -0.4% annually during the decade.

      Our 2.5-percentage-point annual edge over our average peer was due both to our wide cost advantage over the typical gold fund and to the solid job done by our investment adviser, M&G Investment Management. Our fund's fiscal 1999 expense ratio of 0.77%, or $7.70 per $1,000 in assets, is more than 1 percentage point below the 1.90% ($19 per $1,000) charged by the average gold fund. The unmanaged index, which exists only on paper, has no operating or transaction costs, accounting for virtually all of its margin of superiority over our fund's return.

       With the benefit of hindsight, it is abundantly clear that gold and precious metals were not the sector to be in during the past decade, and especially during the past three fiscal years, when the index lost more than half its value. Unfortunately, the past does not illuminate the future, and no one knows what is in store for the prices of precious metals and stocks of mining companies in coming years. However, we can say that our strategy of providing exposure to this sector through broad diversification and at the lowest reasonable cost will not change.

HEALTH CARE FUND

The Health Care Fund had another superb year during fiscal 1999, both in an absolute sense (our +37.4% return was the second best in our history) and in relation to comparative standards. We earned more than twice the return of the average health-care fund and beat even the S&P 500 Index by nearly 5 percentage points.

      Large growth stocks, including the pharmaceutical companies that make up a sizable portion of our fund, were the stock market's strongest performers. This fact worked in our favor in comparison with some health-care funds, since we held more large-cap stocks than our average competitor. But even among smaller stocks, the selections of our adviser, Wellington Management Company, generally performed very well.

      The fund's long-term record is, in a word, excellent. As the table at left shows, our average annual return of +23.6% during the past decade was more than double the long-term average return of about 11% a year from common stocks. Such remarkable gains were, in large part, the result of owning companies in a growth sector where tremendous scientific and technological advances are occurring. Of course, other health-care funds also have had this fair wind at their backs, yet our return has exceeded that of our average peer by an average of 2.8 percentage points a year. When compounded over a decade, this performance advantage looms large: Identical $10,000 investments made a decade ago in our fund and its average peer, with dividends and capital gain distributions reinvested, would have grown to $83,135 and $66,148, respectively. The difference of $16,987 is equivalent to an astounding 170% of the initial investment.

-------------------------------------------------------------------
                                            TOTAL RETURNS
                                            10 YEARS ENDED
                                           JANUARY 31, 1999
                                     ------------------------------
                                     AVERAGE       FINAL VALUE OF
                                     ANNUAL          A $10,000
                                      RATE       INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard Health Care Fund            +23.6%            $83,135
-------------------------------------------------------------------
Average Health-Care Fund             +20.8%            $66,148
-------------------------------------------------------------------
S&P 500 Index                        +18.9%            $56,267
-------------------------------------------------------------------

       Our superiority stemmed from both the skilled investment management provided by Wellington Management Company and our wide cost advantage. Our operating costs in fiscal 1999 amounted to 0.36% of average net assets, or $3.60 per $1,000 of assets, less than one-fourth the expense ratio of 1.67%, or $16.70 per $1,000, charged by the average health-care fund. Costs clearly matter: Our cost advantage of 1.3 percentage points accounted for nearly half our margin over peers during the past decade.

      We expect to maintain a large cost advantage over our peers. But we do not expect either health-care stocks or our fund to indefinitely earn more than 20% a year. The past decade was an extraordinary period for the health-care sector and stocks in general. But there surely will be disappointing periods from time to time, so we urge investors to maintain a long-term outlook and to avoid the temptation to concentrate too much in any one sector, even one where past returns have been so generous.

UTILITIES INCOME FUND

Utility stocks--especially those of telecommunications companies--performed well during fiscal 1999, boosting the Utilities Income Fund to a +19.9% return. Our return outpaced that of the average utility fund by 1.2 percentage points, but neither our fund nor our average peer matched the +23.8% gain for our composite index. The index is weighted to reflect our traditional allocation of 80% to utility stocks (half in the S&P Utilities Index and half in the S&P Telephone Index) and 20% to utility bonds.

      Our shortfall versus the composite index was primarily due to our underweighting in telecommunications stocks, which earned far more than other utility stocks during the period. The composite index has a 40% weighting in this sector, while we held about 25% to 30% of assets in telecom stocks. Some of the biggest gainers among telecommunications companies during fiscal 1999 paid too little in dividends to fit within our mandate to provide a good income stream.

      The fund outperformed its average peer, despite our policy of holding at least 10% of our assets in long-term utility bonds, roughly three times the bond allocation of the average utility fund. Although bonds performed well in fiscal 1999--the Lehman Utility Bond Index earned +9.2%--they lagged far behind stocks.

       In nearly seven years of operation, our Utilities Income Fund has achieved comfortably higher returns than the average utility fund, even though our higher bond allocation has been a modest hindrance during a bullish period for stocks. A $10,000 investment in the fund at its inception on May 15, 1992, would have grown to $24,960 as of January 31, more than $2,000 higher than the $22,885 that would have resulted from an identical investment in our average competitor. Neither we nor our peers matched the composite index, though outperforming the index remains our goal.

-------------------------------------------------------------------
                                            TOTAL RETURNS
                                           MAY 15, 1992, TO
                                           JANUARY 31, 1999
                                     ------------------------------
                                     AVERAGE       FINAL VALUE OF
                                     ANNUAL           A $10,000
                                      RATE       INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard Utilities Income Fund       +14.6%            $24,960
-------------------------------------------------------------------
Average Utility Fund                 +13.1%            $22,885
-------------------------------------------------------------------
Utilities Composite Index*           +15.6%            $26,455
-------------------------------------------------------------------

*Weighted 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman
 Utility Bond Index.

       Our shortfall versus the index is partly due to the fact that the index exists only on paper and has none of the operating or transaction costs that any real-world fund incurs. However, we work hard to minimize the bite that operating costs take from the returns our shareholders receive. Our operating expenses in fiscal 1999 equaled a slender 0.38% of average net assets, more than 1 percentage point below the 1.50% expense ratio charged by the average utility fund. Lower costs, then, explain about two-thirds of the margin we have achieved over our average peer. Costs matter, especially over the long term.

      The past returns of our fund are no indication of future returns, which could be lower or higher than those earned by the fund in its relatively short lifetime.

REIT INDEX FUND

Share prices of real estate investment trusts (REITs) fell sharply during the twelve months ended January 31, reversing gains achieved during the previous year. Our REIT Index Fund declined -17.3%, a far cry from the returns of +30.3% and +17.1% it earned in its first two fiscal years of operation. Our result was slightly better than the -17.6% decline for our unmanaged benchmark, the Morgan Stanley REIT Index, but slightly behind the -16.2% decline for the average real estate fund.

      Analysts cited a number of reasons for the sector's disappointing performance, including investor worries that too many new properties were being developed, that some property prices had become inflated, and that some individual REITs may have borrowed too much. In its role as banking regulator, the Federal Reserve Board in June told bankers that rapid increases in loans to REITs could indicate that lending standards had become too lax. Also, the stock market had to absorb an increase in the supply of REIT shares, as some trusts issued additional shares and others made their first public offerings of shares. On the other hand, the U.S. economy kept expanding and millions of new jobs were created, boosting the demand for office space and other real estate.

      Our fund has not yet reached its third birthday, so it's far too early to judge its success or failure. However, we are encouraged that the fund's lifetime return--an annualized average of +8.9%--is slightly ahead of the +8.7% average earned by both the average real estate fund and our benchmark index.

-------------------------------------------------------------------
                                             TOTAL RETURNS
                                           MAY 13, 1996, TO
                                           JANUARY 31, 1999
                                     ------------------------------
                                     AVERAGE       FINAL VALUE OF
                                     ANNUAL          A $10,000
                                      RATE       INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard REIT Index Fund             +8.9%             $12,617
-------------------------------------------------------------------
Average Real Estate Fund             +8.7%             $12,554
-------------------------------------------------------------------
Morgan Stanley REIT Index            +8.7%             $12,546
-------------------------------------------------------------------

      We noted one year ago that our fund's performance to that point-- an annualized return of +27.9%--was "far higher than should be expected over the long run from any investment; future returns will surely be lower." Of course, we had no idea that our statement would be proven correct so quickly. The point we sought to make then--and want to reiterate now after a period that brought very different results--is that investors should have both realistic expectations for returns and a long-term investment horizon. Just as we cautioned against euphoria after a period of abnormally high returns, we suggest today that investors avoid overreaction to a single year's downturn. We believe that exposure to commercial real estate can add diversification to a well-balanced portfolio and that an indexed approach to REITs is sound because it entails broad diversification and low cost.

      Our fund's 0.26% expense ratio during fiscal 1999 was less than one-fifth the 1.51% expense ratio charged by the average real estate fund. While cost is only one factor in mutual fund returns, we believe it is an important element in long-term results.

IN SUMMARY

We have consistently reminded our shareholders that wide fluctuations in returns are an unavoidable risk of investing in narrow sectors of the stock market. Events during fiscal

1999 demonstrated this fact once again, as returns of our five funds ranged from very rewarding to very disappointing.

      For investors focused on the long term and willing to endure these fluctuations, investing in discrete market segments can be a sensible way to add diversification to a broadly balanced investment program based on a core of mainstream stock funds, bond funds, and money market funds. Once an investor adopts such a plan, suited to individual objectives, time horizon, and tolerance for risk, we believe in "staying the course" toward long-term financial goals.


/s/ JOHN C. BOGLE                             /s/ JOHN J. BRENNAN

John C. Bogle                                 John J. Brennan
Senior Chairman                               Chairman and
                                              Chief Executive Officer

February 17, 1999

NOTE: You'll observe that we have made a minor change in the name of each of the Vanguard Specialized Funds. We replaced "portfolio" with "fund" as part of a broader effort to clarify the names in our fund lineup.


VANGUARD HEALTH CARE FUND'S NEW REDEMPTION FEE POLICY

The Board of Trustees of Vanguard Health Care Fund has decided to implement a new redemption fee policy that takes effect for shares purchased after Friday, April 16, 1999: We will extend from one to five years the period during which shareholders will be assessed the 1% redemption fee, which aims to discourage short-term trading and is paid directly to the fund to compensate long-term shareholders for trading costs.

       Your Trustees took this step to better protect the fund's long-term shareholders from the potentially negative effects of speculative investing in the fund. The fund's remarkable performance in recent years generated a dramatic increase in new investments. We were concerned that some of this cash flow was from investors who were chasing "hot" performance and who intended to redeem their shares quickly when the fund's performance cools, as it no doubt will at some point.

       Your Trustees also decided to temporarily close the fund to new shareholder accounts as Vanguard implements the new policy. The closure began at the close of business on February 25, 1999, and is expected to last between six months and one year. During this period, existing Health Care Fund shareholders will be allowed to invest up to $25,000 in the fund and to maintain periodic contributions to the fund through automatic investment or retirement plans.

       The current redemption fee policy, which continues for all shares purchased on or before April 16, 1999 (no matter when redeemed), applies the 1% fee to shares held less than one year, and no fee thereafter.

PORTFOLIO STATISTICS

------------------------------------------------------------------------------------------------------------------------
                                                                                      12 MONTHS
                                  NET ASSET VALUE PER SHARE         ----------------------------------------------------
                               ------------------------------        INCOME      CAPITAL     RETURN OF
VANGUARD SPECIALIZED FUND      JAN. 31, 1998    JAN. 31, 1999       DIVIDENDS    GAINS*       CAPITAL     TOTAL RETURN**
------------------------------------------------------------------------------------------------------------------------
Energy                          $22.68           $17.16             $0.35        $0.42           --        -21.2%
Gold and Precious Metals          7.53             6.61              0.09           --           --        -11.1
Health Care                      74.02            97.32              0.84         3.08           --        +37.4
Utilities Income                 14.97            16.27              0.59         1.01           --        +19.9
REIT Index                       13.98            10.81              0.666          --       $0.144        -17.3
------------------------------------------------------------------------------------------------------------------------

 *Includes both long-term and short-term capital gains distributions.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year in the Energy, Gold and Precious Metals, Health Care, and REIT Index Funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 1999

[PHOTO]

The twelve months ended January 31, 1999, were a volatile yet generally rewarding period for financial markets. Despite a sharp midsummer slump, the U.S. stock market closed the year with large gains: The overall market, as measured by the Wilshire 5000 Equity Index, was up 27.4%. Stocks got a boost from low inflation and generally declining interest rates, which also buoyed the bond market. Overseas, gains were concentrated in Europe's developed markets, while stocks fell in Asia and in most emerging markets.

U.S. STOCK MARKETS

The equity rise was concentrated to an unusual degree in large-capitalization growth stocks. Large-cap stocks, as measured by the S&P 500 Index, gained +32.5%, while the small-cap Russell 2000 Index eked out only a 0.3% return. Growth stocks far outpaced value stocks within both large- and small-cap indexes. The S&P 500's growth stocks earned +45.9%, versus 18.5% for the value stocks in the index, while the growth component of the Russell 2000 earned 7.2%, versus -6.9% for the value-stock component.

       In part, this growth-stock bias reflected the market's infatuation with technology stocks. The technology sector led others by a wide margin, with tech stocks in the S&P 500 gaining an extraordinary 97%. The sector benefited both from its rapid growth and from investors' belief that consumers and businesses will keep spending freely on computer hardware, software, and services. There was more than a hint of speculation in the air, too, as stocks related to the burgeoning activity on the Internet skyrocketed.

-----------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED JANUARY 31, 1999
                                          -----------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            32.5%        28.6%        24.3%
   Russell 2000 Index                        0.3         12.1         11.5
   Wilshire 5000 Index                      27.4         25.7         21.9
   MSCI EAFE Index                          14.7          9.1          7.7
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               8.1%         7.3%         7.1%
   Lehman 10-Year Municipal Bond Index       7.2          7.0          6.4
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index               5.0          5.2          5.1
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                      1.7%         2.1%         2.4%
-----------------------------------------------------------------------------

       Other strong sectors included utilities (+49%), particularly telecommunications stocks, which are seen as big beneficiaries of the Internet boom and of rising demand for such services as wireless communications. The strength of consumer spending--Americans spent nearly every dollar of after-tax income they earned--boosted the stocks of retailers and other companies in the consumer-discretionary sector (+37%). Good earnings growth and higher product prices led to gains for pharmaceutical companies and others in the health-care sector (+35%).

       The worst-performing sectors were those directly affected by falling commodity prices: the "other energy" category (-33%) and materials & processing firms (-2%), such as paper, steel, and chemical makers. Integrated oil companies gained 7% as a group, largely because merger activity boosted share prices.

       The midyear slide in stocks seemed to be part of a global reevaluation of risk that affected fixed-income securities as well. Investors grew wary about the impact of Asia's lingering economic troubles, which slowed activity for U.S. and European manufacturers and dried up capital flows to emerging markets not only in Asia but in Latin America.

       The S&P 500 Index fell by nearly 20% over six weeks in July and August before making its impressive comeback. Small-cap stocks fell by nearly 40% before they began to recover. Curiously, the rebound occurred even though the international economic troubles did not disappear and U.S. corporate earnings were essentially flat. The rise in stock prices, combined with a lack of earnings growth, pushed up the price/earnings ratio for the S&P 500 to about 32 by fiscal year-end, a level roughly twice its long-term average.

U.S. BOND MARKETS

Interest rates for most fixed-income securities declined on balance during the fiscal year, falling most steeply for U.S. Treasury securities. Bond prices move in the opposite direction from interest rates, so Treasuries enjoyed the biggest price increases. Bonds gener-ally were helped by low inflation--consumer prices rose by 1.7% from January 1998 to January 1999.

       Treasury securities in particular benefited from the summertime shakeup in global markets because they are regarded as safe from defaults. Treasury prices also got a boost from a slight shrinkage in supply due to the federal government's growing budget surplus. Yields on Treasury securities fell on balance by approximately 70 to 80 basis points (0.7 to 0.8 percentage point). At fiscal year-end, Treasury yields ranged from 5.09% for the benchmark 30-year bond to 4.45% for 3-month T-bills.

       Yields did not fall as far for high-quality corporate and municipal bonds. Yields for lower-quality bonds increased and their prices declined, reflecting investors' increased aversion to risk. Mortgage-backed bonds generally did not benefit from falling rates because investors feared that this would lead to rapid prepayments by homeowners refinancing their home loans.

INTERNATIONAL STOCK MARKETS

European stocks as a group gained 22.8% in U.S.-dollar terms, with about 5.5 percentage points of the gain due to a fall in the dollar's value versus European currencies during the fiscal year. However, pickings were slim elsewhere for U.S. investors venturing abroad. Pacific-region stocks, which are dominated by recession-wracked Japan, fell by more than 7% in local currencies. This decline was cushioned by the effect of a weaker dollar, so that for U.S. investors the decline in Pacific-region stocks amounted to 2.1% for the fiscal year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a gauge of developed international markets, rose 14.7%.

       Investors in emerging markets were hit by a double whammy: lower stock prices and a decline in the value of local currencies in relation to the U.S. dollar. The result was an average decline of 14.2% for emerging markets, even though several Asian markets (the Philippines, Indonesia, and Hong Kong) began to rebound from sharp losses that occurred during 1997 and 1998. Latin American stocks were the big losers, with declines of 53% for Brazil and 24% for Mexico.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

ENERGY FUND

[PHOTO]

Returns in the energy sector again fell well short of the overall stock market's gains during the fiscal year ended January 31, 1999. Vanguard Energy Fund declined 21.2% during the period, compared with the 32.5% gain of the S&P 500 Index.

       The energy market has been severely depressed by four events: first, the decision late in 1997 by the Organization of Petroleum Exporting Countries
(OPEC) to increase its members' production quotas; second, the sharp decline in economic activity in Asia; third, unusually mild winter weather; and finally, the rapid return of Iraqi oil to the world market. The OPEC cartel, with the help of some other producers, tried to stabilize the market in 1998, but the production cuts agreed upon were not large enough to absorb the excess inventories created in 1997 and early 1998.

       Large, integrated companies such as Amoco, which merged with British Petroleum, and Exxon provided positive returns during our fiscal year, but there were declines in all other sectors, including refining, production, and oil services. The price of oil, currently around $12 per barrel, is too low to provide acceptable returns, and toward the end of 1998, production outside of OPEC began to decline. Growth in petroleum demand has been lackluster because of Asia's economic slump and the mild winters, and we expect oil production outside of OPEC to continue declining during 1999 and 2000. Falling output ultimately should stabilize the market if the cartel does nothing to reduce the inventory overhang.

       Natural-gas markets in North America have also been unusually weak, but should recover as well, given the short reserve life of most fields and sharp reductions in drilling for new supplies.

       The decline in oil prices has been more severe and longer-lasting than we expected, but we are encouraged by recent projections from the International Energy Agency (IEA). The agency said that, with oil demand growing at about 2% annually, massive investments will have to be made in the near future to provide enough supplies. A 2% growth rate in demand would require 2 million barrels per day of new capacity in the Middle East every year for the foreseeable future. The IEA estimates that, even if oil prices were to rise 50% from current levels, oil production outside of OPEC will decline by about 1% per year over the next two decades.

       Our conclusion is that the current low prices of oil and gas and the sharply reduced level of oil-field activity are caused by an unusual set of circumstances. Low prices and cutbacks in production capacity are incompatible with the increased volumes of oil and gas that will be needed in the future. We are confident that, as in the past, booms and busts will alternate in this industry, and we are being set up for a strong recovery in the not-too-distant future.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager

February 11, 1999

REPORT FROM M&G INVESTMENT
MANAGEMENT LTD.

GOLD AND PRECIOUS METALS FUND

The fiscal year ended January 31 was an unrewarding period for gold investing. Although the Gold and Precious Metals Fund declined by 11.1%, we are pleased that the fund once again did much better than its comparative benchmarks: the Salomon Smith Barney Global Gold Equity Index and the average gold mutual fund, which declined by 19.4% and 17.1%, respectively.

       While the drop in the price of gold bullion reflected a lack of investor interest in gold during the past year, gold shares were extremely volatile nonetheless. The year's low point for gold stocks came at the end of August, but it was followed by a strong rally over the next six weeks, as many of the world's equity markets suffered from concern about hedge-fund collapses and problems in Brazil and Russia. However, once the equity markets resumed their march toward all-time highs, gold equities began to retreat, and the flat price of bullion provided little support. By the end of our fiscal year, the gold sector was once again subdued.

       The fund's strong performance in comparison with its peers and the index was due to three factors. First, we largely avoided the speculative end of the market, which continued to drop steeply. The few speculative stocks that we held illustrated the point; for example, Princess Resources fell by 86% and Greenstone Resources slid 91%. Second, we maintained the fund's significant exposure to companies that produce platinum and paladium or diversified metals. Such stocks included Stillwater Mining and Impala Platinum ADR, which rose by 100% and 64%, respectively. Rio Tinto and Anglo American Platinum ADR also recorded strong gains. Third, a corporate turnaround instigated by new management in Newcrest Mining, a major holding of ours, and a bid for our holding in Getchell Gold led to impressive rises in both stocks.

       These positive factors were partly offset by the fund's comparatively low exposure to Barrick Gold Corp., which continued to outperform the overall precious-metals market, and by the weakness of the Australian dollar, which diminished the value of our Australian holdings. Our stakes in Australian diamond producer Ashton Mining and in Freeport-McMoRan Copper & Gold also hurt our relative performance.

       We continued to raise the fund's exposure to blue chip companies during the period by initiating holdings in two major Australasian producers, Lihir Gold and Delta Gold. We liquidated shares of Philippine Gold, Ashanti Goldfields, IAMGOLD, and TVX Gold. A number of our South African holdings have consolidated into Anglogold ADR or Gold Fields ADR.

       The volatility of international stock markets during the past year demonstrated that gold still can play a role as a hedge against slumping prices for equities and bonds. Although the rally experienced by gold shares lasted just six weeks, it showed that some investors still view gold as a safe haven in times of extreme turbulence and that it has a role in a well-diversified portfolio.

Graham E. French, Portfolio Manager

February 9, 1999

INVESTMENT PHILOSOPHY

Each fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

HEALTH CARE FUND

Vanguard Health Care Fund had very positive results--a total return of 37.4%--in the fiscal year ended January 31, 1999. This gain exceeded the returns of both the S&P 500 Index (32.5%) and the S&P Health Sector Index (35.5%). It also dramatically outpaced the 17.9% return of the average health-care mutual fund.

       This was the third year in a row that large-capitalization companies dominated investment returns. The Health Care Fund benefited generally from this trend, and particularly from standout performances from Warner-Lambert, Pharmacia & Upjohn, and Pfizer.

       Surprisingly, however, the three largest contributors to the fund's return during the fiscal year were smaller companies. DEKALB Genetics, acquired at a significant premium by Monsanto, was our best-performing stock. Immunex, now launching a breakthrough drug for rheumatoid arthritis, was our next-best holding. Rejuvenated ophthalmic specialist Allergan was the third-largest contributor to our return.

       Stock price appreciation and significant cash flow from new investors have combined to more than double the size of the fund over the past year. It reached $9.9 billion in assets as of January 31.

       We hope our new investors are not chasing after the fund's recent strong performance, but rather are committed to participation in the long-term growth of the health-care industry. Current stock valuations are much higher than historical averages, so we may now face a more difficult period that will try the patience of investors who are not focused on the long term.

       Our management style has not changed over the years. We take a relatively conservative approach to portfolio management by maintaining broad diversification across all areas of health care; paying close attention to "value"--that is, the prices of stocks, not merely the current growth rate of earnings; and taking a long-term view, as reflected in our low turnover. We believe this approach will result in good returns relative to the health-care market during periods of weakness, while providing full participation in the growth of the sector over the long term.

       We remain confident that the health-care industry is one of the best-positioned sectors in the economy for the long-term investor.

Edward P. Owens, Senior Vice President and Portfolio Manager

February 12, 1999

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP

UTILITIES INCOME FUND

Vanguard Utilities Income Fund earned 19.9% for the fiscal year ended January 31, 1999. The fund's return was modestly higher than the 18.7% return for the average utility fund, but fell behind the 23.8% return of the fund's unmanaged benchmark, a composite weighted 40% in the S&P Utilities Index, 40% in the S&P Telephone Index, and 20% in the Lehman Utility Bond Index.

       Once again, the telecommunications sector was the star performer among utility stocks, as the group benefited from booming growth in Internet, data, and wireless communications. Productivity gains and merger-and-acquisition activity also had a hand in the 41.2% gain in the S&P Telephone Index for the fiscal year.

       During the past 12 months, we saw WorldCom complete its merger with MCI Communications; AT&T announce a landmark transaction with Tele-Communications Inc. (TCI), one of the nation's largest cable companies; and the merger of AirTouch Communications and Vodafone to form by far the world's largest wireless telecommunications company. As can be expected in a strong market focused on technology, the slow-growth electric and natural-gas utilities were relatively poor performers during the year.

       As noted in previous reports, we have gradually reduced the fund's weighting in bonds, which declined over the past six months from 15% of assets to 12%. Most of the proceeds of these sales were put into the telecommunications sector. We initiated a large position in AT&T and added to existing holdings in Sprint, BellSouth, and Ameritech. We believe that through its proposed merger with TCI, AT&T has made a bold move to potentially bypass the local telephone companies. AT&T's new management is clearly changing the way the company is perceived by the marketplace. Execution will be the telling factor for AT&T over the next two years as the company digests recent acquisitions and improves its global position in data, Internet, cable, and voice telecommunications. We anticipate more consolidation in this fast-changing telecom environment, since we do not expect Ma Bell's competitors to stand still.

       Stocks of electric utilities have been plagued by a lack of technological change and the slow pace of state-by-state industry restructuring. The electric sector has not had a significant technological development in decades--unlike the telecom sector, where technology has raised productivity and demand. In the natural-gas sector, disappointing exploration and production results, excess gas storage, and another mild winter have depressed the near-term outlook. Both the electric and gas industries look historically cheap versus the market and the telephone utilities, but it is tough to see a catalyst that would spark investor interest and an expansion in price/earnings multiples.

       Despite the bias toward growth in today's market--a tilt that favors the telecom sector--the electric and gas companies provide a great number of investment opportunities, and we will continue to take advantage of them, particularly to meet our income goal. On a measured basis, we are also taking advantage of foreign stock ideas that fit the fund's investment criteria: quality and reasonable dividend income. Our exposure to non-U.S. names is currently 10% of assets.

Mark J. Beckwith, Vice President and Portfolio Manager

February 11, 1999

PERFORMANCE SUMMARY
ENERGY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 1999
------------------------------------------------------------
                    ENERGY FUND                S&P 500
FISCAL    CAPITAL     INCOME       TOTAL        TOTAL
YEAR      RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1985       -1.9%       0.0%        -1.9%        21.1%
1986        2.0        1.4          3.4         22.9
1987       25.8        6.1         31.9         33.9
1988       -5.7        6.5          0.8         -3.3
1989       20.3        3.9         24.2         20.1
1990       26.1        2.9         29.0         14.5
1991       -4.7        3.1         -1.6          8.4
1992       -1.9        3.2          1.3         22.7
1993       10.0        3.0         13.0         10.6
1994       25.0        2.3         27.3         12.9
1995      -10.6        1.5         -9.1          0.5
1996       26.6        2.1         28.7         38.7
1997       38.8        1.5         40.3         26.3
1998        2.4        1.4          3.8         26.9
1999      -22.6        1.4        -21.2         32.5
------------------------------------------------------------

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
---------------------------------------------------------
             Energy     Average Natural
             Fund       Resources Fund     S&P 500 Index
1989 01      10000      10000              10000
1989 04      11041      10443              10496
1989 07      11619      11028              11840
1989 10      11790      11112              11743
1990 01      12898      11943              11446
1990 04      12695      11418              11604
1990 07      14507      12704              12609
1990 10      13322      11382              10865
1991 01      12687      11170              12407
1991 04      14054      11967              13648
1991 07      14207      12162              14218
1991 10      14399      12368              14504
1992 01      12847      11745              15222
1992 04      13403      11812              15563
1992 07      14111      12205              16037
1992 10      14050      11964              15948
1993 01      14520      12058              16833
1993 04      17661      13796              17001
1993 07      18334      14519              17437
1993 10      19143      14934              18331
1994 01      18485      14965              19000
1994 04      18283      14159              17906
1994 07      19002      14622              18336
1994 10      19450      14974              19040
1995 01      16794      13280              19101
1995 04      19471      14976              21033
1995 07      19970      15572              23124
1995 10      18984      14814              24074
1996 01      21611      16728              26487
1996 04      25043      19031              27387
1996 07      23748      18065              26955
1996 10      27432      20444              29874
1997 01      30325      21775              33464
1997 04      28044      20372              34271
1997 07      33326      23290              41009
1997 10      35522      23804              39468
1998 01      31476      20617              42469
1998 04      35487      22932              48345
1998 07      29876      17855              48917
1998 10      28999      17335              48147
1999 01      24804      16322              56267

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 1999
                                             ----------------------------------     FINAL VALUE OF A
                                              1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Energy Fund*                                 -21.20%        6.06%        9.51%         $24,804
Average Natural Resources Fund               -24.62         0.65         5.02           16,322
S&P 500 Index                                 32.49        24.25        18.86           56,267
-----------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               ------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME     TOTAL
-----------------------------------------------------------------------------------------------------------------------
Energy Fund**                                    5/23/1984      -20.53%      8.57%         8.87%        2.26%    11.13%
-----------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
GOLD AND PRECIOUS METALS FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 1999
-------------------------------------------------------
      GOLD AND PRECIOUS METALS FUND            SALOMON*
FISCAL     CAPITAL      INCOME     TOTAL        TOTAL
YEAR       RETURN       RETURN     RETURN       RETURN
-------------------------------------------------------
1985       -34.0%       0.0%       -34.0%       -34.4%
1986        15.2        1.1         16.3          3.6
1987        38.2        4.0         42.2         12.4
1988        -1.6        4.1          2.5          4.5
1989         3.2        2.9          6.1         -9.3
1990        29.4        4.0         33.4         72.3
1991       -33.6        2.4        -31.2        -41.1
1992        13.5        3.2         16.7         10.9
1993       -22.5        1.9        -20.6        -23.3
1994        86.3        2.9         89.2        121.5
1995       -21.1        1.9        -19.2        -21.1
1996        31.4        1.8         33.2         34.7
1997       -21.9        1.4        -20.5        -14.9
1998       -31.2        1.4        -29.8        -31.2
1999       -12.2        1.1        -11.1        -19.4
-------------------------------------------------------

*MSCI Gold Mines Index through December 31,1994; Salomon Smith Barney Global
 Gold Index thereafter.

 See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
------------------------------------------------------------
            Gold & Prec    Average Gold    Salomon S. Barney
            Metals Fund    Fund            Gold Equity Index
1989 01     10000          10000           10000
1989 04      9770           9850           10306
1989 07     10250          10197           10895
1989 10     10907          10749           12501
1990 01     13338          12782           17227
1990 04     10497          10119           12189
1990 07     11159          10733           12532
1990 10      9910           9135           11479
1991 01      9175           8352           10145
1991 04      9961           8689            9909
1991 07     10979           9497           11837
1991 10     10835           9219           11407
1992 01     10705           9113           11250
1992 04      9761           7953            9376
1992 07     10341           8931           10291
1992 10      8839           7945            8762
1993 01      8502           7601            8631
1993 04     11931          10388           13406
1993 07     15499          13267           18577
1993 10     13983          12347           17693
1994 01     16089          13612           19120
1994 04     14888          12197           17053
1994 07     15471          12210           17682
1994 10     16898          13092           19532
1995 01     13001          10343           15081
1995 04     14446          11934           16719
1995 07     15248          12502           16889
1995 10     13814          11348           15981
1996 01     17322          14433           20317
1996 04     17309          15363           20558
1996 07     15296          13760           18064
1996 10     15408          13659           18319
1997 01     13770          12454           17288
1997 04     12951          11187           16421
1997 07     12220          10208           16018
1997 10     10532           9027           13558
1998 01      9660           7815           11888
1998 04     10843           8680           13781
1998 07      8065           6339            9600
1998 10      9145           6984           10693
1999 01      8592           6632            9576

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED JANUARY 31, 1999
                                                    ----------------------------------     FINAL VALUE OF A
                                                    1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------
Gold and Precious Metals Fund*                      -11.06%      -11.79%       -1.51%         $8,592
Average Gold Fund                                   -17.09       -13.78        -4.02           6,632
Salomon Smith Barney Global Gold Index**            -19.44       -12.92        -0.43           9,576
-----------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**MSCI Gold Mines Index through December 31,1994; Salomon Smith Barney Global Gold Index thereafter.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
----------------------------------------------------------------------------------------------------------------
                                                                                             10 YEARS
                                         INCEPTION                               -------------------------------
                                           DATE        1 YEAR       5 YEARS       CAPITAL      INCOME     TOTAL
----------------------------------------------------------------------------------------------------------------
Gold and Precious Metals Fund**          5/23/1984      -3.91%      -12.05%       -3.28%        2.17%     -1.11%
----------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
HEALTH CARE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 1999
-------------------------------------------------------------
                  HEALTH CARE FUND              S&P 500
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1985        18.5%       0.0%        18.5%        21.1%
1986        32.9        0.8         33.7         22.9
1987        30.8        1.0         31.8         33.9
1988        -2.7        3.0          0.3         -3.3
1989        19.3        2.1         21.4         20.1
1990        17.7        2.5         20.2         14.5
1991        27.4        2.7         30.1          8.4
1992        32.0        2.0         34.0         22.7
1993        -4.8        1.9         -2.9         10.6
1994        18.7        2.5         21.2         12.9
1995         8.1        1.7          9.8          0.5
1996        43.8        1.7         45.5         38.7
1997        19.1        1.5         20.6         26.3
1998        26.0        1.4         27.4         26.9
1999        36.2        1.2         37.4         32.5
-------------------------------------------------------------

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1989-JANUARY 31, 1999
-----------------------------------------------------------------
             Health Care   Average Health
             Fund          Care Fund        S&P 500 Index
1989 01      10000         10000            10000
1989 04      10831         11022            10496
1989 07      11780         12219            11840
1989 10      11624         12815            11743
1990 01      12022         12542            11446
1990 04      12338         13221            11604
1990 07      14171         15565            12609
1990 10      12942         14089            10865
1991 01      15639         17654            12407
1991 04      17626         20542            13648
1991 07      18497         22095            14218
1991 10      20009         25727            14504
1992 01      20953         28760            15222
1992 04      19834         24268            15563
1992 07      20503         25404            16037
1992 10      20314         24306            15948
1993 01      20340         25397            16833
1993 04      19747         22952            17001
1993 07      20002         23537            17437
1993 10      22785         26025            18331
1994 01      24654         28666            19000
1994 04      22690         25969            17906
1994 07      23239         25262            18336
1994 10      26114         28206            19040
1995 01      27067         28812            19101
1995 04      28845         30359            21033
1995 07      32004         33936            23124
1995 10      34364         36589            24074
1996 01      39375         42780            26487
1996 04      41711         44654            27387
1996 07      40432         39930            26955
1996 10      42656         43248            29874
1997 01      47505         48182            33464
1997 04      48698         44805            34271
1997 07      57539         53869            41009
1997 10      57175         55598            39468
1998 01      60508         56710            42469
1998 04      68973         62426            48345
1998 07      70816         60010            48917
1998 10      74910         58618            48147
1999 01      83135         66148            56267

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 1999
                                             ----------------------------------    FINAL VALUE OF A
                                             1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
Health Care Fund*                            37.39%       27.52%       23.59%         $83,135
Average Health-Care Fund                     17.92        18.74        20.80           66,148
S&P 500 Index                                32.49        24.25        18.86           56,267
----------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               ------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME     TOTAL
-----------------------------------------------------------------------------------------------------------------------
Health Care Fund**                               5/23/1984      40.80%      28.43%        22.26%        1.94%    24.20%
-----------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
UTILITIES INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 15, 1992-JANUARY 31, 1999
---------------------------------------------------------
               UTILITIES INCOME FUND           UTILITIES
                                               COMPOSITE*
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1993        12.0%       2.5%        14.5%        12.2%
1994         8.0        5.1         13.1         12.9
1995        -9.7        5.2         -4.5         -2.0
1996        23.2        6.3         29.5         30.2
1997         0.9        4.6          5.5          4.5
1998        17.8        5.4         23.2         26.4
1999        15.6        4.3         19.9         23.8
---------------------------------------------------------

*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: MAY 15, 1992-JANUARY 31, 1999
--------------------------------------------------------
             Utilities   Average     Utilities
             Income      Utilities   Composite   S&P 500
             Fund        Fund        Index       Index
5/15/92      10000       10000       10000       10000
1992 07      10700       10430       10762       10397
1992 10      10750       10392       10688       10340
1993 01      11451       10899       11219       10915
1993 04      12220       11543       11899       11024
1993 07      12952       12103       12638       11307
1993 10      13392       12427       13158       11886
1994 01      12949       12183       12670       12320
1994 04      12143       11490       11843       11611
1994 07      12112       11345       11950       11890
1994 10      11942       11246       11693       12345
1995 01      12371       11440       12421       12385
1995 04      12924       11772       12847       13638
1995 07      13687       12486       13627       14995
1995 10      14851       13220       14908       15610
1996 01      16016       14309       16178       17175
1996 04      15540       14036       15409       17759
1996 07      15462       13913       15239       17478
1996 10      16310       14730       16002       19371
1997 01      16899       15737       16912       21699
1997 04      16477       15326       16676       22222
1997 07      17981       17043       18055       26591
1997 10      18491       17353       18624       25592
1998 01      20814       19281       21370       27538
1998 04      22101       20807       22564       31348
1998 07      21872       20721       22666       31719
1998 10      23593       21152       25126       31220
1999 01      24960       22885       26455      36,480

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 1999
                                               ----------------------------------
                                                                          SINCE      FINAL VALUE OF A
                                               1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Utilities Income Fund                           19.92%       14.03%       14.60%        $24,960
Average Utility Fund                            18.69        13.44        13.12          22,885
Utilities Composite Index*                      23.79        15.86        15.59          26,455
S&P 500 Index                                   32.49        24.25        21.26          36,480
------------------------------------------------------------------------------------------------------

*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
--------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                            INCEPTION                                -------------------------------
                                               DATE        1 YEAR       5 YEARS       CAPITAL      INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Utilities Income Fund                        5/15/1992      21.83%      14.48%         9.99%        5.09%     15.08%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
REIT INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 13, 1996-JANUARY 31, 1999
---------------------------------------------------------
                   REIT INDEX FUND              MORGAN
                                                STANLEY
                                               REIT INDEX
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1997       26.6%       3.7%        30.3%        30.7%
1998       11.0        6.1         17.1         16.5
1999      -22.7%       5.4%       -17.3%       -17.6%
---------------------------------------------------------

See Financial Highlights table on page 45 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 13, 1996-JANUARY 31, 1999
-----------------------------------------------------
           REIT    Average       Morgan Stanley
           Index   Real Estate   REIT
           Fund    Fund          Index
5/13/96    10000   10000         10000
1996 07    10270   10074         10276
1996 10    11186   10932         11201
1997 01    13033   12618         13066
1997 04    12637   12184         12664
1997 07    14067   13968         14081
1997 10    14825   14683         14842
1998 01    15258   14981         15217
1998 04    14873   14916         14797
1998 07    13720   13685         13644
1998 10    12964   12620         12913
1999 01    12617   12554        12,546

                                                AVERAGE ANNUAL TOTAL RETURNS
                                                -----------------------------
PERIODS ENDED JANUARY 31, 1999         FINAL VALUE OF A
                                                1 YEAR          SINCE INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
REIT Index Fund*                                -17.31%              8.93%               $12,617
Average Real Estate Fund                        -16.20               8.73                 12,554
Morgan Stanley REIT Index                       -17.55               8.69                 12,546
------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
-------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                                INCEPTION                    --------------------------------
                                                   DATE        1 YEAR        CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------
REIT Index Fund**                                5/13/1996     -16.32%        4.17%        6.08%      10.25%
-------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
ENERGY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21 and 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                    ENERGY         S&P 500
----------------------------------------------------------
Number of Stocks                        54             500
Median Market Cap                    $6.9B          $65.1B
Price/Earnings Ratio                 23.1x           28.3x
Price/Book Ratio                      2.1x            5.1x
Yield                                 1.9%            1.3%
Return on Equity                     11.5%           22.7%
Earnings Growth Rate                 17.5%           17.5%
Foreign Holdings                     27.1%            1.3%
Turnover Rate                          22%              --
Expense Ratio                        0.41%              --
Cash Reserves                         6.3%              --

EQUITY INVESTMENT FOCUS
----------------------------
[GRAPH]

VOLATILITY MEASURES
--------------------------------------------------------
                                  ENERGY         S&P 500
--------------------------------------------------------
R-Squared                         0.34            1.00
Beta                              0.80            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Unocal Corp.                                       4.5%
Shell Transport & Trading Co. ADR                  4.3
Chevron Corp.                                      3.9
Ashland, Inc.                                      3.7
Halliburton Co.                                    3.6
USX-Marathon Group                                 3.6
Schlumberger Ltd.                                  3.5
Mobil Corp.                                        3.5
Texaco Inc.                                        3.3
Phillips Petroleum Co.                             3.0
-------------------------------------------------------
Top Ten                                           36.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------
                                                 JANUARY 31, 1998       JANUARY 31, 1999
                                            --------------------------------------------
                                                       ENERGY                 ENERGY
                                            --------------------------------------------
Auto & Transportation                                    0.6%                   0.0%
Energy Miscellaneous                                     6.6                    4.2
International                                           24.5                   27.1
Machinery--Oil Well Equipment & Services                11.8                   13.4
Materials & Processing                                   1.9                    2.1
Offshore Drilling                                        4.7                    0.0
Oil--Crude Producers                                    19.4                   12.4
Oil--Integrated Domestic                                20.7                   24.5
Oil--Integrated International                            7.2                   14.2
Other                                                    2.6                    2.1
----------------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's total net assets invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade). FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ALLOCATION BY REIT TYPE. An indicator of diversification, this table shows the percentage of the fund's noncash holdings invested in various real estate investment trusts, classified according to the types of property they emphasize.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS/STOCKS. The percentage of equity assets or of total net assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
GOLD AND PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21 and 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                  GOLD AND
                           PRECIOUS METALS         S&P 500
----------------------------------------------------------
Number of Stocks                        43             500
Median Market Cap                    $3.0B          $65.1B
Price/Earnings Ratio                 38.7x           28.3x
Price/Book Ratio                      3.1x            5.1x
Return on Equity                      4.3%           22.7%
Earnings Growth Rate                 -7.4%           17.5%
Foreign Holdings                     72.7%            1.3%
Turnover Rate                          23%              --
Expense Ratio                        0.77%              --

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Euro-Nevada Mining Corp.                           6.9%
Newcrest Mining Ltd.                               6.7
Anglogold Ltd. ADR                                 6.5
Stillwater Mining Co.                              6.4
Normandy Mining Ltd.                               5.4
Newmont Mining Corp.                               5.3
Franco-Nevada Mining Corp., Ltd.                   4.6
Anglo American Platinum Corp ADR                   4.5
Impala Platinum Holdings Ltd. ADR                  4.3
Lihir Gold Ltd.                                    3.6
-------------------------------------------------------
Top Ten                                           54.2%

VOLATILITY MEASURES
----------------------------------------------------------
                                 GOLD AND
                           PRECIOUS METALS         S&P 500
----------------------------------------------------------
R-Squared                             0.14            1.00
Beta                                  0.79            1.00

COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Australia                                         32.3%
Canada                                            16.4
Ghana                                              0.0
South Africa                                      15.3
United Kingdom                                     1.2
United States                                     24.5
-------------------------------------------------------
Subtotal                                          89.7%
Bullion                                            7.1
Cash Reserves                                      3.2
-------------------------------------------------------
Total                                            100.0%

FUND PROFILE
HEALTH CARE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21 and 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               HEALTH CARE         S&P 500
----------------------------------------------------------
Number of Stocks                       136             500
Median Market Cap                   $12.9B          $65.1B
Price/Earnings Ratio                 34.4x           28.3x
Price/Book Ratio                      4.7x            5.1x
Yield                                 1.1%            1.3%
Return on Equity                     21.4%           22.7%
Earnings Growth Rate                  6.7%           17.5%
Foreign Holdings                     22.6%            1.3%
Turnover Rate                          11%              --
Expense Ratio                        0.36%              --
Cash Reserves                        13.9%              --


EQUITY INVESTMENT FOCUS
----------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                               HEALTH CARE         S&P 500
----------------------------------------------------------
R-Squared                             0.80            1.00
Beta                                  0.74            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Pharmacia & Upjohn, Inc.                           4.2%
Warner-Lambert Co.                                 3.9
Johnson & Johnson                                  3.2
Bristol-Myers Squibb Co.                           3.1
Abbott Laboratories                                3.1
Immunex Corp.                                      3.1
Allergan, Inc.                                     2.8
Pfizer, Inc.                                       2.5
SmithKline Beecham PLC ADR                         2.2
Merck & Co., Inc.                                  2.0
-------------------------------------------------------
Top Ten                                           30.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------
                                                             JANUARY 31, 1998           JANUARY 31, 1999
                                                  ------------------------------------------------------
                                                                HEALTH CARE              HEALTH CARE
                                                  ------------------------------------------------------
Biotech Research & Production                                       2.9%                      2.0%
Consumer Discretionary                                              0.1                       1.1
Drugs & Pharmaceuticals                                            50.9                      47.9
Electronics--Medical Systems                                        1.6                       1.3
Health & Personal Care                                              0.3                       0.7
Health Care Facilities                                              3.9                       4.0
Health Care Management Services                                     5.2                       7.5
International                                                      21.5                      22.6
Materials & Processing                                              1.6                       2.9
Medical & Dental Instruments & Supplies                             8.7                       7.0
Medical Services                                                    1.3                       1.2
Miscellaneous Health Care                                           1.1                       0.6
Other                                                               0.2                       0.4
Producer Durables                                                   0.7                       0.8
--------------------------------------------------------------------------------------------------------

FUND PROFILE
UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21 and 22.

TOTAL FUND CHARACTERISTICS
---------------------------------------------
Yield                                    3.1%
Turnover Rate                             55%
Expense Ratio                           0.38%
Cash Reserves                            3.0%

FUND ASSET ALLOCATION
-------------------------
Stocks               85%
Bonds                12%
Cash Reserves         3%

TOTAL FUND VOLATILITY MEASURES
----------------------------------------------------------
                                    UTILITIES
                                    INCOME         S&P 500
----------------------------------------------------------
R-Squared                             0.37            1.00
Beta                                  0.38            1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------------------
Sprint Corp.                                       5.3%
AT&T Corp.                                         4.5
Ameritech Corp.                                    4.0
Pinnacle West Capital Corp.                        3.9
BellSouth Corp.                                    3.6
DQE Inc.                                           3.5
Bell Atlantic Corp.                                3.3
Enron Corp.                                        3.3
New England Electric System                        3.1
GPU, Inc.                                          2.9
-------------------------------------------------------
Top Ten                                           37.4%
-------------------------------------------------------
Top Ten as % of Total Net Assets                  31.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------
                                                           JANUARY 31, 1998              JANUARY 31, 1999
                                                   ------------------------------------------------------
                                                           UTILITIES INCOME              UTILITIES INCOME
                                                   ------------------------------------------------------
Electrical                                                    46.1%                         43.9%
Gas Distribution                                               9.4                           4.5
Integrated Oils                                                2.4                           4.1
Other                                                          6.5                           4.6
Other Energy                                                   1.8                           4.8
Technology                                                     0.0                           2.4
Telecommunications                                            32.9                          35.2
Water                                                          0.9                           0.5
---------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                    UTILITIES
                                    INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                        61             500
Median Market Cap                    $9.3B          $65.1B
Price/Earnings Ratio                 21.3x           28.3x
Price/Book Ratio                      2.7x            5.1x
Dividend Yield                        3.0%            1.3%
Return on Equity                     15.4%           22.7%
Earnings Growth Rate                  5.1%           17.5%
Foreign Holdings                     10.4%            1.3%

EQUITY INVESTMENT FOCUS
---------------------------
[GRAPH]

FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
                                 UTILITIES          LEHMAN
                                    INCOME          INDEX*
----------------------------------------------------------
Number of Bonds                         43           7,294
Yield to Maturity                     5.7%            5.7%
Average Coupon                        6.9%            6.9%
Average Maturity                10.2 years       8.6 years
Average Quality                         A1             Aaa
Average Duration                 6.4 years       4.4 years

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
------------------------------------
[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
-------------------------------------------------
Electric                                    60.8%
Foreign                                      1.9
Gas                                          2.3
Telephone                                   35.0
Treasury/Agency                              0.0
-------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
--------------------------------------------------
Treasury/Agency                               0.0%
Aaa                                           0.0
Aa                                           40.8
A                                            46.1
Baa                                          13.1
Ba                                            0.0
B                                             0.0
Not Rated                                     0.0
--------------------------------------------------
Total                                       100.0%

FUND PROFILE
REIT INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 21 and 22.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                REIT INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       138             500
Median Market Cap                    $1.6B          $65.1B
Price/Earnings Ratio                 18.3x           28.3x
Price/Book Ratio                      1.4x            5.1x
Dividend Yield                       7.2%*            1.3%
Return on Equity                     10.3%           22.7%
Earnings Growth Rate                 27.9%           17.5%
Foreign Holdings                      0.0%            1.3%
Turnover Rate                          29%              --
Expense Ratio                        0.26%              --
Cash Reserves                         1.8%              --

*This dividend yield includes some payments that represent a return of capital by the underlying REITs. The amount of such return of capital is only determined by each REIT after its fiscal year ends.

EQUITY INVESTMENT FOCUS
-----------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Equity Office Properties Trust REIT                5.7%
Equity Residential Properties Trust REIT           4.2
Simon Property Group, Inc. REIT                    3.7
Public Storage, Inc. REIT                          2.7
Vornado Realty Trust REIT                          2.5
Archstone Communities Trust REIT                   2.4
ProLogis Trust REIT                                2.2
Crescent Real Estate, Inc. REIT                    2.2
Host Marriott Corp. REIT                           2.0
Kimco Realty Corp. REIT                            1.9
-------------------------------------------------------
Top Ten                                           29.5%

FUND ALLOCATION BY REIT TYPE
-----------------------------------------------
Retail                                      21%
Apartments                                  21
Office                                      20
Industrial                                  17
Diversified                                 13
Hotels                                       8
-----------------------------------------------
Total                                      100%

FINANCIAL STATEMENTS

JANUARY 31, 1999

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Fund lists its security holdings alphabetically. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
ENERGY FUND SHARES                    SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (93.7%)
----------------------------------------------------------
UNITED STATES (68.3%)
----------------------------------------------------------
ENERGY MISCELLANEOUS (3.9%)
   Tosco Corp.                       500,000     $ 10,875
   Ultramar Diamond
    Shamrock Corp.                   431,900        9,502
   Valero Energy Corp.               500,000        9,406
                                                ----------
                                                   29,783
                                                ----------
MACHINERY--OIL WELL EQUIPMENT & SERVICES (12.6%)
   Baker Hughes, Inc.                900,000       15,188
-  Cooper Cameron Corp.              160,000        3,740
   Halliburton Co.                   925,000       27,461
-  Noble Drilling Corp.              700,000        9,363
-  Rowan Cos., Inc.                  778,800        6,863
   Schlumberger Ltd.                 563,400       26,832
-  Weatherford International, Inc.   349,999        6,169
                                                ----------
                                                   95,616
                                                ----------
MATERIALS & PROCESSING (2.0%)
   Fluor Corp.                       200,000        7,625
-  J. Ray McDermott SA               320,000        7,600
                                                ----------
                                                   15,225
                                                ----------
OIL--CRUDE PRODUCERS (11.6%)
   Anadarko Petroleum Corp.          300,000        8,119
-  Barrett Resources Corp.           163,700        2,844
   Devon Energy Corp.                220,000        5,761
   Enron Oil & Gas Co.               654,400       11,288
   Noble Affiliates, Inc.            200,000        3,938
   Occidental Petroleum Corp.        750,000       11,297
-  Oryx Energy Co.                 1,000,000       12,188
   Pogo Producing Co.                685,000        7,449
-  Santa Fe Energy
    Resources, Inc.                1,165,200        6,773
   Vastar Resources, Inc.            487,200       18,727
                                                ----------
                                                   88,384
                                                ----------
OIL--INTEGRATED DOMESTIC (23.0%)
   Amerada Hess Corp.                400,000       19,000
   Ashland, Inc.                     600,000       28,500
   Kerr-McGee Corp.                   86,500        2,936
   Murphy Oil Corp.                  370,100       13,509
   Phillips Petroleum Co.            600,000       23,175
-  Seagull Energy Corp.            1,000,000        4,813
   Sunoco, Inc.                      604,467       21,232
   USX-Marathon Group              1,200,000       27,300
   Unocal Corp.                    1,200,000       34,200
                                                ----------
                                                  174,665
                                                ----------
OIL--INTEGRATED INTERNATIONAL (13.3%)
   Chevron Corp.                     400,000       29,900
   Exxon Corp.                       280,000       19,722
   Mobil Corp.                       300,000       26,306
   Texaco Inc.                       528,388       25,032
                                                ----------
                                                  100,960
                                                ----------
OTHER (1.9%)
   McDermott International, Inc.     700,000       14,481
                                                ----------
----------------------------------------------------------
TOTAL UNITED STATES                               519,114
----------------------------------------------------------

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
INTERNATIONAL (25.4%)
----------------------------------------------------------
CANADA (12.5%)
   Alberta Energy Co., Ltd.          897,870     $ 19,019
-  Anderson Exploration Ltd.       1,012,401        8,846
   Imperial Oil Ltd.               1,000,900       15,205
   PanCanadian Petroleum Ltd.        283,400        3,142
   Paramount Resources Ltd.        1,080,900       10,017
   Penn West Petroleum Ltd.          352,143        3,683
   Petro-Canada                    1,300,000       15,532
   Poco Petes Ltd.                   400,000        2,992
   Suncor Energy, Inc.               508,700       13,688
   Talisman Energy, Inc.             155,000        2,770
                                                ----------
                                                   94,894
                                                ----------
FRANCE (2.4%)
   Total SA ADR                      358,989       18,376
                                                ----------


ITALY (2.0%)
   ENI SpA ADR                       250,500       15,030
                                                ----------


NORWAY (1.8%)
   Norsk Hydro ASA ADR               340,000       12,240
   Saga Petroleum ASA A Shares       190,000        1,803
                                                ----------
                                                   14,043
                                                ----------
SPAIN (1.4%)
   Repsol SA ADR                     192,500       10,455
                                                ----------


UNITED KINGDOM (5.3%)
   Burmah Castrol PLC                299,955        3,858
   Lasmo PLC                       2,000,000        3,433
   Shell Transport & Trading
    Co. ADR                        1,080,000       32,940
                                                ----------
                                                   40,231
                                                ----------
----------------------------------------------------------
TOTAL INTERNATIONAL                               193,029
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $725,026)                                712,143
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.3%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.72%, 2/1/1999--Note H           $16,397       16,397
   4.73%, 2/1/1999                    47,262       47,262
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $63,659)                                  63,659
----------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
   (COST $788,685)                                775,802
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-2.0%)         (15,473)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 44,305,351 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                        $760,329
==========================================================

NET ASSET VALUE PER SHARE                          $17.16
==========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
----------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------
ASSETS
Investments in Securities, at Value              $775,802
Receivables for Investment Securities
   Sold                                            62,150
Other Assets--Note C                                1,810
                                                ----------
   Total Assets                                   839,762
                                                ----------
LIABILITIES
Payables for Investment Securities
   Purchased                                       59,833
Other Liabilities--Note H                          19,600
                                                ----------
   Total Liabilities                               79,433
----------------------------------------------------------
NET ASSETS                                       $760,329
==========================================================

----------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
----------------------------------------------------------
 Paid in Capital                    $788,736       $17.80
 Overdistributed Net Investment
   Income--Note G                       (379)        (.01)
 Accumulated Net Realized
   Losses--Note G                    (15,145)        (.34)
 Unrealized Depreciation--Note F     (12,883)        (.29)
----------------------------------------------------------
 NET ASSETS                         $760,329       $17.16
==========================================================

----------------------------------------------------------
                                                   MARKET
GOLD AND PRECIOUS                                  VALUE*
METALS FUND SHARES                    SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (89.7%)
----------------------------------------------------------
AUSTRALIA (32.3%)
   Ashton Mining Ltd.              6,500,000    $   2,777
-  Aurora Gold Ltd.                8,000,000        5,529
-  Australian Resources Ltd.      16,250,000        2,552
-  Bougainville Copper Ltd.        2,000,000          258
   Delta Gold NL                   1,000,000        1,552
   Goldfields Ltd.                 7,000,000        6,157
   Homestake Mining Co.              400,000        3,606
-  Lihir Gold Ltd.                11,000,000       11,195
-  Masmindo Mining Corp. NL          127,230           10
   Mount Isa Mines Holdings Ltd.  26,000,000       11,107
-  Newcrest Mining Ltd.           13,000,000       20,663
   Normandy Mining Ltd.           19,000,000       16,496
-  Normandy Mining Ltd.
    Warrants Exp. 4/30/2001        1,800,000          136
   Rio Tinto Ltd.                    600,000        7,424
   Sons of Gwalia Ltd.             3,500,000       10,205
-  Star Mining Corp. NL           26,000,000           65
-  Tanami Gold NL                  3,600,000          226
-  Tanami Gold NL Options Exp.
    11/30/2001                     1,200,000           53
                                                ----------
                                                  100,011
                                                ----------
CANADA (16.4%)
   Aber Resources Ltd.               510,000        3,376
   Barrick Gold Corp.                200,000        3,819
   Euro-Nevada Mining Corp.        1,360,000       21,516
   Franco-Nevada Mining
    Corp., Ltd.                      760,000       14,312
-  Geomaque Explorations Ltd.      3,000,000        2,383
   Golden Star Resources Ltd.        102,000           79
   Greenstone Resources Ltd.         750,000          397
   Placer Dome Inc.                  380,000        4,301
   Princess Resources Ltd.         6,000,000           40
-  Vengold, Inc.                   1,250,000          662
                                                ----------
                                                   50,885
                                                ----------
SOUTH AFRICA (15.3%)
   Anglo American Platinum
    Corp. ADR                        953,400       14,044
   Anglogold Ltd. ADR              1,000,000       20,000
   Impala Platinum Holdings
    Ltd. ADR                         850,000       13,286
                                                ----------
                                                   47,330
                                                ----------
UNITED KINGDOM (1.2%)
   Rio Tinto PLC                     300,000        3,608
                                                ----------

UNITED STATES (24.5%)
-  Atlas Corp.                     1,000,000           59
   Barrick Gold Corp.                575,000       10,961
-  Crown Resources Corp.             600,000        1,312
   Freeport-McMoRan Copper &
    Gold, Inc. Class A               850,000        8,128
   Freeport-McMoRan Copper &
    Gold, Inc. Gold Denomination
    Shares Pfd.                      150,000        2,550
-  Getchell Gold Corp.               400,000       10,600
   Newmont Mining Corp.              928,125       16,416
   Placer Dome, Inc.                 350,000        3,916
-  Royal Gold, Inc.                  600,000        2,325
-  Stillwater Mining Co.             750,000       19,688
                                                ----------
                                                   75,955
                                                ----------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $371,912)                                277,789
----------------------------------------------------------
PRECIOUS METALS (7.1%)
----------------------------------------------------------
-  Gold Bullion (74,868 Ounces)                    21,405
-  Platinum Bullion (2,009 Ounces)                    693
----------------------------------------------------------
TOTAL PRECIOUS METALS
   (COST $31,918)                                  22,098
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.72%, 2/1/1999--Note H         $      13           13
   4.73%, 2/1/1999                     6,533        6,533
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $6,546)                                    6,546
----------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $410,376)                                306,433
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
----------------------------------------------------------
Other Assets--Note C                                4,369
Liabilities--Note H                                  (983)
                                                ----------
                                                    3,386
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 46,866,676 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                     $309,819
==========================================================
NET ASSET VALUE PER SHARE                           $6.61
==========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
----------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
----------------------------------------------------------
 Paid in Capital                    $507,467       $10.83
 Overdistributed Net Investment
   Income--Note G                     (3,099)        (.07)
 Accumulated Net Realized
   Losses--Note G                    (90,606)       (1.93)
 Unrealized Depreciation--Note F    (103,943)       (2.22)
----------------------------------------------------------
 NET ASSETS                         $309,819      $  6.61
==========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
HEALTH CARE FUND                      SHARES         (000)
----------------------------------------------------------
COMMON STOCKS (85.9%)
----------------------------------------------------------
UNITED STATES (66.5%)
----------------------------------------------------------
BIOTECH RESEARCH & PRODUCTION (1.7%)
-  Allergan Specialty
    Therapeutics, Inc.               157,395   $    1,535
   Baxter International, Inc.        300,000       21,281
-  Genentech, Inc. Special
    Common Stock                   1,406,900      114,486
-  Genzyme Molecular Oncology        220,562          593
-  IDEXX Laboratories Corp.        1,100,000       28,600
                                                ----------
                                                  166,495
                                                ----------
CONSUMER DISCRETIONARY (0.9%)
    Kimberly-Clark Corp.           1,750,000       87,172
-(1)Paragon Trade Brands, Inc.     1,124,100        5,691
                                                ----------
                                                   92,863
                                                ----------
DRUGS & PHARMACEUTICALS (41.1%)
   Abbott Laboratories             6,540,000      303,701
-  Agouron Pharmaceuticals, Inc.   1,501,200       89,040
(1)Allergan, Inc.                  3,579,300      275,159
-  Alliance Pharmaceutical Corp.   1,002,388        3,195
(1)Alpharma, Inc. Class A          1,383,713       47,911
-  ALZA Corp.                      1,030,000       52,079
   American Home Products Corp.    2,710,000      159,043
-  AmeriSource Health Corp.           82,400        6,386
-  Amgen, Inc.                       910,000      116,309
-  Amylin Pharmaceuticals, Inc.    1,500,000        1,500
-  Anergen Inc.                      275,000          137
   Bergen Brunswig Corp. Class A   4,116,250      115,255
-  BioCryst Pharmaceuticals, Inc.    340,100        3,316
-  Biogen, Inc.                      465,000       45,686
   Bristol-Myers Squibb Co.        2,385,000      305,727
-  Cephalon, Inc.                    270,000        2,413
-  Cor Therapeutics, Inc.            500,000        5,594
-  Crescendo
   Pharmaceuticals Corp.              51,500          727
-  Forest Laboratories, Inc.         130,000        6,004
-  Genzyme Corp.                   2,186,620      119,171
-  Gilead Sciences, Inc.           1,500,000       64,500
-(1)Human Genome Sciences, Inc.    1,206,800       40,277
-(1)IDEC Pharmaceuticals Corp.     1,043,100       52,677
-  Immunex Corp.                   1,937,400      302,477
   Johnson & Johnson               3,740,000      317,900
   Eli Lilly & Co.                   710,000       66,518
-(1)Magainin Pharmaceuticals, Inc. 1,278,100        4,314
-  Matrix Pharmaceutical, Inc.       200,500          432
   McKesson HBOC, Inc.             1,797,850      135,063
   Merck & Co., Inc.               1,380,000      202,515
   Mylan Laboratories, Inc.          445,000       13,573
-(1)Perrigo Co.                    5,095,690       46,498
   Pfizer, Inc.                    1,940,000      249,533
   Pharmacia & Upjohn, Inc.        7,303,300      419,940
-(1)Pharmacyclics, Inc.              800,000       17,700
   Schering-Plough Corp.             440,000       23,980
-  Scios, Inc.                       491,750        4,856
-  Triangle Pharmaceuticals, Inc.    564,800        7,572
-(1)Vertex Pharmaceuticals, Inc.   1,571,300       49,496
   Warner-Lambert Co.              5,380,000      388,369
                                                ----------
                                                4,066,543
                                                ----------
ELECTRONICS--MEDICAL SYSTEMS (1.1%)
-  Datascope Corp.                   340,100        6,930
   DENTSPLY International Inc.       500,000       13,750
-(1)Haemonetics Corp.              1,721,900       34,438
   Medtronic, Inc.                   563,936       44,939
-  SpaceLabs Medical, Inc.           326,200        7,095
                                                ----------
                                                  107,152
                                                ----------
HEALTH & PERSONAL CARE (0.6%)
-  American Retirement Corp.         637,000       10,471
-  PharMerica, Inc.                3,689,683       26,750
-(1)Syncor International Corp.       856,559       25,161
                                                ----------
                                                   62,382
                                                ----------
HEALTH CARE FACILITIES (3.4%)
-  Beverly Enterprises, Inc.       3,030,000       17,233
   Columbia/HCA
   Healthcare Corp.                8,723,720      158,117
-  Laboratory Corp. of America     3,796,216        6,643
-(1)Quest Diagnostics, Inc.        1,907,300       36,119
-  Tenet Healthcare Corp.          5,800,000      120,350
                                                ----------
                                                  338,462
                                                ----------
HEALTH CARE MANAGEMENT SERVICES (6.4%)
   Aetna Inc.                      1,232,000      111,034
   American Medical Security
    Group, Inc.                      678,000       10,763
-  Cerner Corp.                      906,600       22,098
-  Humana, Inc.                    7,645,000      136,654
-  MedPartners, Inc.               3,379,350       18,164
-  Mid Atlantic Medical
    Services, Inc.                   500,000        5,094
-  PacifiCare Health Systems Inc.
    Class A                           42,893        2,751
-  PacifiCare Health Systems, Inc.
    Class B                          762,300       53,933
-  Quorum Health Group, Inc.       1,930,000       16,405
   Shared Medical Systems Corp.    1,100,000       51,700
-  Sierra Health Services             89,600        1,691
   United Healthcare Corp.         4,400,000      196,900
   United Wisconsin Services, Inc.   678,000        5,848
                                                ----------
                                                  633,035
                                                ----------
MATERIALS & PROCESSING (2.5%)
   Delta & Pine Land Co.             307,300       11,370
   Monsanto Co.                    1,775,000       84,423
   Pioneer Hi-Bred
    International, Inc.            1,370,700       38,808
   Sigma-Aldrich Corp.             3,985,000      113,573
                                                ----------
                                                  248,174
                                                ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (6.0%)
-  ADAC Laboratories                 255,000        5,626
   Allegiance Corp.                2,371,200      107,000
(1)C.R. Bard, Inc.                 3,373,100      170,763
   Bausch & Lomb, Inc.               100,000        6,137
   Beckman Coulter, Inc.           1,244,700       62,079
   Becton, Dickinson & Co.           138,500        4,951
   Biomet, Inc.                    1,345,300       49,272
-  Boston Scientific Corp.         3,132,700       76,555
-(1)Cohesion Technologies, Inc.      525,800        3,056
(1)Collagen Aesthetics, Inc.         525,800        6,835
-(1)E-Z-EM, Inc. Class A             219,258        1,535

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
HEALTH CARE FUND                      SHARES         (000)
----------------------------------------------------------
-  E-Z-EM, Inc. Class B              304,344   $    1,902
(1)Owens & Minor, Inc.
    Holding Co.                    2,006,100       26,330
-  Protocol Systems, Inc.            273,000        2,048
-  ReSound Corp.                     300,000        1,163
-  Safeskin Corp.                     50,000        1,169
-  St. Jude Medical, Inc.          1,451,300       37,825
-  Sonosite, Inc.                    204,166        2,348
-  Ventana Medical Systems, Inc.     320,200        5,664
-  Xomed Surgical Products Inc.      514,950       18,474
                                                ----------
                                                  590,732
                                                ----------
MEDICAL SERVICES (1.1%)
- Covance, Inc.                    2,184,500       68,812
-(1)Coventry Health Care Inc.      3,737,400       36,440
                                                ----------
                                                  105,252
                                                ----------
MISCELLANEOUS HEALTH CARE (0.5%)
   Mallinckrodt, Inc.              1,397,900       48,839
                                                ----------

PRODUCER DURABLES (0.7%)
   Pall Corp.                        250,000        5,797
   Perkin-Elmer Corp.                654,545       62,223
                                                ----------
                                                   68,020
                                                ----------
TECHNOLOGY
-  DAOU Systems, Inc.                513,500        3,675
                                                ----------

OTHER (0.5%)
   Carter-Wallace, Inc.              266,000        4,888
   Carter-Wallace, Inc. Class B       24,000          441
-  Thermo Electron Corp.           2,498,000       41,529
                                                ----------
                                                   46,858
                                                ----------
----------------------------------------------------------
TOTAL UNITED STATES                             6,578,482
----------------------------------------------------------
INTERNATIONAL (19.4%)
----------------------------------------------------------
JAPAN (7.5%)
   Banyu Pharmaceutical Co.        4,895,000       85,246
   Chugai Pharmaceutical Co., Ltd. 6,360,000       67,987
   Daiichi Pharmaceutical Co., Ltd.2,850,000       43,922
   Eisai Co., Ltd.                 6,506,000      123,092
   Fujisawa Pharmaceutical
    Co., Ltd.                      7,370,000      104,896
   Olympus Optical Co., Ltd.       2,500,000       27,606
   Ono Pharmaceutical Co., Ltd.      200,000        7,602
   Sankyo Co., Ltd.                2,450,000       51,200
   Shionogi & Co., Ltd.            4,603,000       33,648
   Takeda Chemical Industries Ltd. 2,750,000       98,147
   Tanabe Seiyaku Co., Ltd.        5,625,000       31,492
   Terumo Corp.                      200,000        4,300
   Yamanouchi
    Pharmaceuticals Co., Ltd.      1,930,000       58,922
                                                ----------
                                                  738,060
                                                ----------

SWITZERLAND (2.4%)
   Roche Holdings AG
    (Dividend-Right Certificates)      8,000      104,217
   Novartis AG (Registered)           71,747      134,259
                                                ----------
                                                  238,476
                                                ----------
UNITED KINGDOM (4.9%)
   Medeva PLC                        277,400          451
   Nycomed Amersham PLC           12,565,820       82,418
-  Oxford GlycoSciences PLC          375,000        1,910
   SmithKline Beecham PLC ADR      3,224,500      218,661
   Zeneca Group PLC ADR            3,948,072      185,559
                                                ----------
                                                  488,999
                                                ----------
OTHER (4.6%)
   Astra AB A Shares               5,000,000      107,942
   Bayer AG                        1,328,300       50,760
   Bayer AG ADR                    1,850,000       70,994
   Gambro AB                         227,000        2,196
   Hoechst AG                        900,000       38,634
   Novo Nordisk A/S B Shares         130,000       15,978
   Rhone-Poulenc SA ADR            2,052,615      106,095
   Schering AG                       213,470       28,763
   Synthelabo SA                     118,270       30,086
                                                ----------
                                                  451,448
                                                ----------
----------------------------------------------------------
TOTAL INTERNATIONAL                             1,916,983
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $5,283,391)                            8,495,465
----------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.2%)
----------------------------------------------------------
   Laboratory Corp. 8.50% Cvt. Pfd.
    (COST $23,448)                   358,021       16,290
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.2%)
----------------------------------------------------------
COMMERCIAL PAPER (5.9%)
American Express Credit Corp.
   4.92%, 2/18/1999                 $150,000      149,657
Associates Corp.
   4.919%, 2/24/1999                 120,000      119,630
   4.936%, 2/25/1999                 100,000       99,677
General Electric Capital Corp.
   5.66%, 2/25/1999                  185,000      184,406
Metlife Funding
   4.919%, 2/17/1999                  30,278       30,214
                                                ----------
                                                  583,584
                                                ----------
REPURCHASE AGREEMENTS (6.7%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.72% 2/1/1999--Note H             17,113       17,113
Credit Suisse First Boston Corp.
   4.70%, 2/1/1999
   (Dated 1/29/1999, Repurchase
   Value $339,407,000, collateralized
   by U.S. Treasury Bond
   11.25%, 2/15/2015)                339,274      339,274
J.P. Morgan Securities Inc.
   4.70%, 2/1/1999
   (Dated 1/29/1999, Repurchase
   Value $308,121,000, collateralized
   by U.S. Treasury Bonds
   8.875%-14.25%,
   2/15/2001-8/15/2017)              308,000      308,000
                                                ----------
                                                  664,387
                                                ----------

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
----------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.6%)
Federal Home Loan Bank
   5.083%, 3/3/1999                $  50,000  $    49,805
Federal Home Loan Mortgage Corp.
   5.114%, 3/5/1999                   35,000       34,840
   5.156%, 2/26/1999                 120,000      119,581
Federal National Mortgage Assn.
   5.084%, 3/5/1999                   53,000       52,779
                                                ----------
                                                  257,005
                                                ----------
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,504,956)                            1,504,976
----------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (COST $6,811,795)                           10,016,731
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
----------------------------------------------------------
Other Assets--Note C                               50,828
Liabilities--Note H                              (183,217)
                                                ----------
                                                 (132,389)
                                                ----------
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 101,562,977 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                   $9,884,342
==========================================================

NET ASSET VALUE PER SHARE                          $97.32
==========================================================

 *See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $880,400,000.
ADR--American Depositary Receipt.

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
----------------------------------------------------------
AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
 Paid in Capital                  $6,419,561     $63.20
 Undistributed Net Investment
   Income--Note G                      7,231        .07
 Accumulated Net Realized
   Gains--Note G                     246,418       2.43
 Unrealized Appreciation--
   Note F
   Investment Securities           3,204,936      31.56
   Foreign Currencies and
     Forward Currency Contracts        6,196        .06
----------------------------------------------------------
NET ASSETS                        $9,884,342     $97.32
==========================================================

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
UTILITIES INCOME FUND                 SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (85.3%)
----------------------------------------------------------
ELECTRICAL (37.4%)
   CMS Energy Corp.                  300,000     $ 12,844
   Central & South West Corp.        250,000        6,609
   Central Hudson Gas &
    Electric Corp.                   216,300        8,720
   Cilcorp, Inc.                      85,000        4,898
   Consolidated Edison Inc.          188,600        9,324
   DPL Inc.                          533,000       10,094
   DQE Inc.                          727,930       28,708
   DTE Energy Co.                    150,000        6,075
   Edison International              550,000       15,297
   Endesa SA ADR                     399,800       11,244
   FirstEnergy Corp.                 300,000        9,319
   GPU, Inc.                         558,700       23,815
   Minnesota Power, Inc.             115,000        4,650
   Montana Power Co.                 357,200       18,753
   National Power PLC ADR            150,000        4,913
   New England Electric System       517,100       25,306
   NIPSCO Industries, Inc.           781,000       21,185
   Northern States Power Co.         397,800       10,716
   PECO Energy Corp.                 475,000       18,139
   Pinnacle West Capital Corp.       794,300       31,772
   PowerGen PLC ADR                  254,500       14,316
   Public Service Co. of
    New Mexico                       200,000        3,763
   Public Service Enterprise
    Group, Inc.                      450,000       17,859
   Texas Utilities Co.               300,000       13,181
   Unicom Corp.                      550,000       19,594
   Wisconsin Energy Corp.            200,000        5,200
                                                ----------
                                                  356,294
                                                ----------
GAS DISTRIBUTION (3.8%)
   Energen Corp.                     200,000        3,413
   KN Energy, Inc.                   187,500        3,703
   MCN Energy Group Inc.             187,000        3,319
   National Fuel Gas Co.             200,000        8,463
   ONEOK, Inc.                       145,400        4,253
   Peoples Energy Corp.               75,000        2,588
   Public Service Co. of North
    Carolina, Inc.                    39,300          911
   Sempra Energy                     424,071        9,754
                                                ----------
                                                   36,404
                                                ----------
INTEGRATED OILS (3.5%)
   Coastal Corp.                     100,000        2,981
   Enron Corp.                       400,000       26,400
   Equitable Resources, Inc.         150,000        3,909
                                                ----------
                                                   33,290
                                                ----------
OTHER ENERGY (4.1%)
   Columbia Energy Group             337,500       17,466
   El Paso Energy Corp.              586,400       19,351
   Westcoast Energy Inc.             100,000        2,006
                                                ----------
                                                   38,823
                                                ----------
TECHNOLOGY (2.1%)
   Lucent Technologies, Inc.         175,000       19,698
                                                ----------
TELECOMMUNICATIONS (30.0%)
   AT&T Corp.                        400,000       36,300
   ALLTEL Corp.                      130,000        8,393
   Ameritech Corp.                   500,000       32,562
   BCE, Inc.                         100,000        4,463
   Bell Atlantic Corp.               445,000       26,700
   BellSouth Corp.                   655,200       29,238
   British Telecommunications
    PLC ADR                          100,000       15,588
   Frontier Corp.                    270,200        9,761
   SBC Communications Inc.           389,200       21,017
   Sprint Corp.                      442,100       37,081
-  Sprint Corp. (PCS Group)          178,550        5,691
   Telecom Corp. of New Zealand
    Ltd. ADR                         300,800       11,618
   Telefonica SA                      85,772       11,858
   U S West, Inc.                    332,000       20,480
   Vodafone Group PLC ADR             75,000       14,644
                                                ----------
                                                  285,394
                                                ----------
WATER (0.5%)
   American Water Works Co., Inc.    146,300        4,343
                                                ----------


OTHER (3.9%)
   Duke Energy Corp.                 327,220       20,226
   MDU Resources Group, Inc.         300,000        6,900
   TELUS Corp.                       173,100        3,552
   UtiliCorp United, Inc.            190,500        6,668
                                                ----------
                                                   37,346
                                                ----------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $603,681)                                811,592
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
CORPORATE BONDS (11.5%)
----------------------------------------------------------
ELECTRIC (7.1%)
Alabama Power Co.
   5.35%, 11/15/2003                $  2,000        2,005
Arizona Public Service Co.
   6.25%, 1/15/2005                    2,000        2,047
Baltimore Gas & Electric Co.
   7.50%, 1/15/2007                    4,000        4,534
Carolina Power & Light Co.
   8.625%, 9/15/2021                   3,000        3,852
Central Power & Light Co.
   7.25%, 10/1/2004                    2,000        2,176
Consolidated Edison Co. of
   New York, Inc.
   6.45%, 12/1/2007                    4,000        4,283
Duke Energy Corp.
   6.625%, 2/1/2003                    4,000        4,194
Florida Power Corp.
   6.75%, 2/1/2028                     2,900        3,122
GTE Southwest Inc.
   6.23%, 1/1/2007                     1,000        1,050
Kentucky Utilities Co.
   7.92%, 5/15/2007                    2,000        2,281

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
----------------------------------------------------------
Louisville Gas & Electric
   6.00%, 8/15/2003                  $ 2,000      $ 2,043
NRG Energy, Inc.
   7.50%, 6/15/2007                    1,000        1,053
Northern States Power Co.
   5.75%, 10/1/2003                    4,000        4,081
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                    1,275        1,330
PECO Energy
   6.50%, 5/1/2003                     3,000        3,112
PP&L Capital Funding Inc.
   6.79%, 11/22/2004                   2,000        1,986
Potomac Electric Power Co.
   6.50%, 9/15/2005                    1,000        1,049
Public Service Co. of Colorado
   7.125%, 6/1/2006                    4,000        4,310
Southern California Edison Co.
   6.25%, 6/15/2003                    3,000        3,109
Southern Indiana Gas & Electric Co.
   8.875%, 6/1/2016                    3,400        4,240
Virginia Electric & Power Co.
   6.00%, 8/1/2001                     2,000        2,033
West Texas Utilities Co.
   7.75%, 6/1/2007                     1,500        1,733
Wisconsin Electric Power Co.
   6.625%, 11/15/2006                  2,000        2,153
Wisconsin Power & Light
   5.70%, 10/15/2008                   1,000        1,018
Wisconsin Public Service Corp.
   6.80%, 2/1/2003                     4,500        4,746
                                                ----------
                                                   67,540
                                                ----------
GAS (0.3%)
Atlanta Gas Light Co.
   5.90%, 10/6/2003                    2,000        2,044
Wisconsin Gas Co.
   5.50%, 1/15/2009                      535          532
                                                ----------
                                                    2,576
                                                ----------
TELEPHONE (4.1%)
AT&T Corp.
   7.00%, 5/15/2005                    2,000        2,168
Bell Atlantic Pennsylvania, Inc.
   6.625%, 9/15/2002                   3,500        3,621
Chesapeake & Potomac
   Telephone Co. (MD)
   8.30%, 8/1/2031                     1,000        1,279
Chesapeake & Potomac
   Telephone Co. (VA)
   7.875%, 1/15/2022                   2,000        2,441
GTE California Inc.
   6.70%, 9/1/2009                     2,000        2,192
GTE Corp.
   7.51%, 4/1/2009                     2,000        2,298
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                    2,000        2,333
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                     3,000        3,648
New York Telephone Co.
   8.625%, 11/15/2010                  2,500        3,131
Pacific Bell
   6.625%, 11/1/2009                   3,000        3,276
Southwestern Bell Telephone Co.
   6.625%, 4/1/2005                    3,000        3,212
Sprint Capital Corp.
   5.70%, 11/15/2003                   3,000        3,028
US West Capital Funding, Inc.
   6.375%, 7/15/2008                   3,000        3,189
United Telephone Co. of Florida
   6.25%, 5/15/2003                    2,000        2,052
WorldCom Inc.
   6.40%, 8/15/2005                    1,000        1,044
                                                ----------
                                                   38,912
                                                ----------
----------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $102,002)                                109,028
----------------------------------------------------------
FOREIGN BOND (U.S. DOLLAR-DENOMINATED)(0.2%)
----------------------------------------------------------
United Utilities PLC
   6.45%, 4/1/2008
   (COST $1,999)                       2,000        2,077
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.72%, 2/1/1999--Note H            12,028       12,028
   4.73%, 2/1/1999                    27,682       27,682
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $39,710)                                  39,710
----------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
   (COST $747,392)                                962,407
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
----------------------------------------------------------
Other Assets--Note C                               12,506
Liabilities--Note H                               (23,230)
                                                ----------
                                                  (10,724)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 58,486,139 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                     $951,683
==========================================================

NET ASSET VALUE PER SHARE                          $16.27
==========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
----------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
----------------------------------------------------------
 Paid in Capital--Note A            $715,722       $12.23
 Undistributed Net Investment
   Income--Notes A and G               1,862          .03
 Accumulated Net Realized
   Gains--Note G                      19,084          .33
 Unrealized Appreciation--
   Note F                            215,015         3.68
----------------------------------------------------------
 NET ASSETS                         $951,683       $16.27
==========================================================

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX FUND                                         SHARES             (000)
---------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.2%)
---------------------------------------------------------------------------------
   Alexandria Real Estate Equities, Inc. REIT           99,500          $  2,842
   AMB Property Corp. REIT                             666,500            14,746
   American Industrial Properties REIT                  60,000               705
   AMLI Residential Properties Trust REIT              133,700             2,799
   Apartment Investment & Management Co.
    Class A REIT                                       373,350            13,954
   Archstone Communities Trust REIT                  1,109,327            21,701
   Arden Realty Group, Inc. REIT                       478,500            10,766
   Associated Estates Realty Corp. REIT                157,500             1,851
   Avalonbay Communities, Inc. REIT                    480,227            15,397
   Bedford Property Investors, Inc. REIT               179,500             2,793
   Berkshire Realty Co., Inc. REIT                     289,900             2,827
   Boston Properties, Inc. REIT                        492,850            16,018
   Boykin Lodging Co. REIT                             143,200             1,978
   Bradley Real Estate Inc. REIT                       192,440             3,873
   Brandywine Realty Trust REIT                        301,200             4,970
   BRE Properties Inc. Class A REIT                    342,100             8,210
   Burnham Pacific Properties, Inc. REIT               257,100             3,053
   Cabot Industrial Trust REIT                          97,000             1,916
   Camden Property Trust REIT                          348,226             8,662
   Capital Automotive REIT                             110,000             1,499
   Captec Net Lease Realty, Inc. REIT                   45,000               591
   CarrAmerica Realty Corp. REIT                       514,100            11,310
   CBL & Associates Properties, Inc. REIT              191,000             4,703
   CenterPoint Properties Corp. REIT                   151,300             4,936
   Centertrust Retail Properties, Inc. REIT            182,500             2,007
   Chateau Communities, Inc. REIT                      216,640             6,242
   Chelsea GCA Realty, Inc. REIT                       124,300             4,063
   Colonial Properties Trust REIT                      203,300             5,565
   Commercial Net Lease Realty REIT                    231,800             3,042
   Cornerstone Properties, Inc. REIT                   889,400            14,008
   Cornerstone Realty Income Trust, Inc. REIT          338,900             3,431
   Correctional Properties Trust REIT                   15,000               291
   Cousins Properties, Inc. REIT                       248,249             7,758
   Crescent Real Estate, Inc. REIT                     922,100            19,537
   Crown American Realty Trust REIT                    217,400             1,698
   Developers Diversified Realty Corp. REIT            447,600             7,441
   Duke Realty Investments, Inc. REIT                  626,513            14,410
   EastGroup Properties, Inc. REIT                     131,450             2,407
   Entertainment Properties Trust REIT                 105,800             1,746
   Equity Inns, Inc. REIT                              290,300             2,867
   Equity Office Properties Trust REIT               2,020,701            51,528
   Equity Residential Properties Trust REIT            935,178            38,050
   Essex Property Trust, Inc. REIT                     129,800             3,716
   Federal Realty Investment Trust REIT                313,000             7,199
   FelCor Lodging Trust, Inc. REIT                     521,800            11,382
   First Industrial Realty Trust REIT                  296,000             7,603
   First Union Real Estate REIT                        249,500             1,248
   First Washington Realty Trust, Inc. REIT             68,800             1,535
   Franchise Finance Corp. of America REIT             408,900             9,405
   Gables Residential Trust REIT                       201,500             4,622
   General Growth Properties Inc. REIT                 277,400             9,605
   Glenborough Realty Trust, Inc. REIT                 250,700             4,403
   Glimcher Realty Trust REIT                          191,200             2,892
   Golf Trust of America, Inc. REIT                     51,000             1,297
   Great Lakes, Inc. REIT                              121,800             1,934
   Highwood Properties, Inc. REIT                      453,900            10,950
   Home Properties of New York, Inc. REIT              123,900             3,214
-  Horizon Group Properties, Inc. REIT                  22,070                99
   Hospitality Properties Trust REIT                   331,600             8,850
   Host Marriott Corp. REIT                          1,589,000            17,678
   Innkeepers USA Trust REIT                           275,800             3,206
   IRT Property Co. REIT                               267,900             2,646
   Irvine Apartment Communities, Inc. REIT             157,700             5,066
   Jameson Inns, Inc. REIT                             114,500             1,066
   JDN Realty Corp. REIT                               244,500             5,196
   JP Realty Inc. REIT                                 138,500             2,424
   Kilroy Realty Corp. REIT                            216,400             4,720
   Kimco Realty Corp. REIT                             438,800            17,113
   Koger Equity, Inc. REIT                             212,600             3,242
-  Konover Property Trust, Inc. REIT                   134,100               872
   Kranzco Realty Trust REIT                            82,700             1,168
   LaSalle Hotel Properties REIT                       117,000             1,463
   Lexford Residential Trust REIT                       45,000               807
   Lexington Corporate Properties Trust REIT           144,600             1,744
   Liberty Property Trust REIT                         467,700            11,049
   The Macerich Co. REIT                               241,400             5,944
   Mack-Cali Realty Corp. REIT                         448,500            13,399
   Manufactured Home
    Communities, Inc. REIT                             205,300             4,863
   Meridian Industrial Trust, Inc. REIT                251,000             5,820
   MeriStar Hospitality Corp. REIT                     356,596             6,864
-  MeriStar Hotels & Resorts, Inc. REIT                    400                 1
-  Merry Land Properties, Inc. REIT                     16,985                72
   Mid Atlantic Realty Trust REIT                      119,300             1,260
   Mid-America Apartment
    Communities, Inc. REIT                             145,900             3,383

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                        SHARES             (000)
---------------------------------------------------------------------------------
   Mills Corp. REIT                                    190,553        $    3,609
   National Golf Properties, Inc. REIT                  98,100             2,526
   New Plan Excel Realty Trust REIT                    698,761            14,674
   Pacific Gulf Properties, Inc. REIT1                  56,800             3,273
   Pan Pacific Retail Properties, Inc. REIT            117,600             2,293
   Parkway Properties Inc. REIT                         81,500             2,583
   Patriot American Hospitality, Inc. REIT           1,463,444             7,866
   Pennsylvania REIT                                   109,700             2,194
   Phillips International Realty Corp. REIT             32,900               494
   Post Properties, Inc. REIT                          272,813            10,162
   Prentiss Properties Trust REIT                      312,600             6,623
   Prime Group Realty Trust REIT                       116,300             1,708
   Prime Retail, Inc. REIT                             330,208             2,972
   Prime Retail, Inc. REIT Series B 8.50% Cvt. Pfd.     16,100               257
   Prison Realty Corp. REIT                            680,000            13,940
   ProLogis Trust REIT                                 951,443            20,159
   PS Business Parks, Inc. REIT                        135,000             3,063
   Public Storage, Inc. REIT                           953,300            24,250
   Ramco-Gershenson Properties Trust REIT               57,500               888
   Realty Income Corp. REIT                            211,600             5,052
   Reckson Associates Realty Corp. REIT                309,500             6,809
-  Reckson Service Industries, Inc. REIT               179,296               717
   Regency Realty Corp. REIT                           202,700             4,320
   RFS Hotel Investors, Inc. REIT                      204,300             2,592
   Rouse Co. REIT                                      530,500            12,533
   Saul Centers, Inc. REIT                             101,400             1,470
   Shurgard Storage Centers, Inc. Class A REIT         227,900             5,797
   Simon Property Group, Inc. REIT                   1,288,276            33,898
   SL Green Realty Corp. REIT                          184,000             3,726
   Charles E. Smith Residential Realty, Inc. REIT      121,900             3,672
   Sovran Self Storage, Inc. REIT                      104,000             2,581
   Spieker Properties, Inc. REIT                       495,800            16,857
   Storage Trust Realty REIT                           127,600             2,791
   Storage USA, Inc. REIT                              217,400             6,767
   Summit Properties, Inc. REIT                        197,900             3,463
   Sun Communities, Inc. REIT                          132,000             4,439
   Sunstone Hotel Investors, Inc.  REIT                296,600             2,465
   Tanger Factory Outlet Centers, Inc. REIT             64,300             1,294
   Taubman Co. REIT                                    416,100             5,409
   Tower Realty Trust, Inc. REIT                       130,200             2,531
   Town & Country Trust REIT                           133,600             2,046
   Trinet Corporate Realty Trust, Inc. REIT            193,600             5,155
   U.S. Restaurant Properties, Inc. REIT                43,100               932
   United Dominion Realty Trust REIT                   794,476             7,845
   Urban Shopping Centers, Inc. REIT                   140,400             4,344
-  Vornado Operating Inc. REIT                           3,249                24
   Vornado Realty Trust REIT                           639,782            22,592
   Walden Residential Properties, Inc. REIT            142,700             2,836
   Washington REIT                                     286,500             5,121
   Weeks Corp. REIT                                    150,800             4,147
   Weingarten Realty Investors REIT                    209,000             8,229
   Western Investment Real Estate Trust REIT           150,300             1,804
   Westfield America, Inc. REIT                        576,300             9,869
   Winston Hotels, Inc. REIT                           150,175             1,445
---------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (COST $957,494)                                                       888,317
---------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.72%, 2/1/1999--Note H                            $   3,245            3,245
   4.73%, 2/1/1999                                       14,089           14,089
---------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $17,334)                                                         17,334
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $974,828)                                                       905,651
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
---------------------------------------------------------------------------------
Other Assets--Note C                                                       5,651
Liabilities--Note H                                                       (7,030)
                                                                        ---------
                                                                          (1,379)
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 83,683,085 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                           $ 904,272
=================================================================================

NET ASSET VALUE PER SHARE                                              $   10.81
=================================================================================
*See Note A in Notes to Financial Statements
-Non-Income-Producing Security.

---------------------------------------------------------------------------------
 AT JANUARY 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
---------------------------------------------------------------------------------
 Paid in Capital                                     $ 1,013,567       $   12.11
 Overdistributed Net
   Investment Income                                        (333)             --
 Accumulated Net
   Realized Losses--Note G                               (39,785)           (.47)
 Unrealized Depreciation--
   Note F                                                (69,177)           (.83)
---------------------------------------------------------------------------------
 NET ASSETS                                          $   904,272       $   10.81
=================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                           GOLD AND                            UTILITIES
                                                          ENERGY           PRECIOUS        HEALTH CARE            INCOME
                                                            FUND        METALS FUND               FUND              FUND
                                                    ---------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31, 1999
                                                    ---------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                       $    16,315          $   6,046     $      56,774**        $  22,449
    Interest                                               2,329                632            45,614              8,296
    Security Lending                                         144                110               651                 84
                                                    ---------------------------------------------------------------------
        Total Income                                      18,788              6,788           103,039             30,829
                                                    ---------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                         688                712             4,847                550
    The Vanguard Group--Note C
        Management and Administrative                      2,933              1,524            17,268              2,278
        Marketing and Distribution                           267                 74             1,382                139
    Taxes (other than income taxes)                           36                 10               185                 23
    Custodian Fees                                           156                120               856                 23
   Auditing Fees                                               7                  6                10                  6
    Shareholders' Reports                                     63                 35               236                 36
    Annual Meeting and Proxy Costs                             7                  4                28                  4
    Trustees' Fees and Expenses                                2                  1                13                  1
                                                    ---------------------------------------------------------------------
        Total Expenses                                     4,159              2,486            24,825              3,060
        Expenses Paid Indirectly--Note D                     (37)                --              (334)              (165)
                                                    ---------------------------------------------------------------------
        Net Expenses                                       4,122              2,486            24,491              2,895
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     14,666              4,302            78,548             27,934
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                               483            (36,209)          424,185**           65,412
    Foreign Currencies and Forward
        Currency Contracts                                   (13)              (108)           (7,037)               --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                     470            (36,317)          417,148             65,412
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                               (231,902)            (6,080)        1,678,304             52,370
    Foreign Currencies and Forward
        Currency Contracts                                     6                  1             6,200                --
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                      (231,896)            (6,079)        1,684,504             52,370
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        $  (216,760)         $ (38,094)    $   2,180,200          $ 145,716
=========================================================================================================================

 * Gold and Precious Metals Fund dividends are net of foreign withholding taxes of $224,000.
** Dividend income and realized net loss from affiliated companies were $6,621,000 and $4,874,000, respectively.

------------------------------------------------------------------------------------------------------
                                                                                      REIT INDEX FUND
                                                                          YEAR ENDED JANUARY 31, 1999
                                                                                                (000)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                             $    58,582
    Interest                                                                                      996
    Security Lending                                                                            1,083
                                                                                         -------------
        Total Income                                                                           60,661
                                                                                         -------------
EXPENSES
    Investment Advisory Fees--Note B                                                               53
    The Vanguard Group--Note C
        Management and Administrative                                                           2,428
        Marketing and Distribution                                                                346
    Taxes (other than income taxes)                                                                39
    Custodian Fees                                                                                 15
    Auditing Fees                                                                                   7
    Shareholders' Reports                                                                          47
    Annual Meeting and Proxy Costs                                                                  6
    Trustees' Fees and Expenses                                                                     2
                                                                                         -------------
        Total Expenses                                                                          2,943
        Expenses Paid Indirectly--Note D                                                           --
                                                                                         -------------
        Net Expenses                                                                            2,943
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          57,718
------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                (39,785)
    Foreign Currencies and Forward Currency Contracts                                              --
------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                      (39,785)
------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                    (236,893)
    Foreign Currencies and Forward Currency Contracts                                              --
------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                             (236,893)
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $  (218,960)
======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                  ENERGY                            GOLD AND PRECIOUS
                                                                   FUND                                METALS FUND
                                                    ----------------------------------       ----------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ---------------------------------------------------------------------
                                                            1999               1998               1999              1998
                                                            (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                            $    14,666       $     14,677         $    4,302      $      5,747
    Realized Net Gain (Loss)                                 470             54,583            (36,317)          (47,861)
    Change in Unrealized Appreciation (Depreciation)    (231,896)           (41,233)            (6,079)          (99,396)
                                                    ---------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                   (216,760)            28,027            (38,094)         (141,510)
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (15,275)           (14,815)            (4,222)           (5,466)
    Realized Capital Gain                                (18,471)           (60,830)                --                --
                                                    ---------------------------------------------------------------------
        Total Distributions                              (33,746)           (75,645)            (4,222)           (5,466)
                                                    ---------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A                              --                 --                 --                --
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               283,737            374,120            134,740           159,325
    Issued in Lieu of Cash Distributions                  31,524             71,118              3,874             5,078
    Redeemed*                                           (394,911)          (296,584)          (113,797)         (152,618)
                                                    ---------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                           (79,650)           148,654             24,817            11,785
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                           (330,156)           101,036            (17,499)         (135,191)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  1,090,485            989,449            327,318           462,509
                                                    ---------------------------------------------------------------------
    End of Year                                      $   760,329       $  1,090,485         $  309,819      $    327,318
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                13,075             15,493             19,282            17,750
    Issued in Lieu of Cash Distributions                   1,690              3,106                568               750
    Redeemed                                             (18,532)           (12,742)           (16,479)          (17,263)
                                                    ---------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            (3,767)             5,857              3,371             1,237
=========================================================================================================================

*Net of redemption fees of $654,000, $1,077,000, $461,000, and $408,000, respectively.

-------------------------------------------------------------------------------------------------------------------------
                                                                 HEALTH CARE                       UTILITIES INCOME
                                                                    FUND                                 FUND
                                                    ---------------------------------        ----------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ---------------------------------------------------------------------
                                                           1999               1998                1999              1998
                                                           (000)              (000)               (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   78,548       $     48,482           $ 27,934         $  26,745
    Realized Net Gain (Loss)                             417,148            171,361             65,412            22,544
    Change in Unrealized Appreciation (Depreciation)   1,684,504            666,900             52,370            79,184
                                                    ---------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                  2,180,200            886,743            145,716           128,473
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (74,779)           (46,289)           (29,408)          (27,443)
    Realized Capital Gain                               (253,199)          (121,343)           (53,436)          (11,501)
                                                    ---------------------------------------------------------------------
        Total Distributions                             (327,978)          (167,632)           (82,844)          (38,944)
                                                    ---------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A                              --                 --                 --              (644)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             3,680,601          1,378,304            268,167           105,388
    Issued in Lieu of Cash Distributions                 311,662            160,547             70,652            31,731
    Redeemed*                                           (679,962)          (384,219)          (148,945)         (170,921)
                                                    ---------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                         3,312,301          1,154,632            189,874           (33,802)
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                          5,164,523          1,873,743            252,746            55,083
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  4,719,819          2,846,076            698,937           643,854
                                                    ---------------------------------------------------------------------
    End of Year                                       $9,884,342       $  4,719,819           $951,683         $ 698,937
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                42,315             20,122             16,838             7,656
    Issued in Lieu of Cash Distributions                   3,515              2,370              4,463             2,322
    Redeemed                                              (8,032)            (5,652)            (9,519)          (13,079)
                                                    ---------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            37,798             16,840             11,782            (3,101)
=========================================================================================================================

*Health Care Fund amounts are net of redemption fees of $418,000 and $1,083,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   REIT INDEX FUND
                                                                                                 YEAR ENDED JANUARY 31,
                                                                                          -------------------------------
                                                                                                1999                1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $     57,718        $     46,066
    Realized Net Gain (Loss)                                                                 (39,785)              6,711
    Change in Unrealized Appreciation (Depreciation)                                        (236,893)            104,420
                                                                                        --------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                     (218,960)            157,197
                                                                                        --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (57,832)            (46,253)
    Realized Capital Gain                                                                         --              (6,711)
    Return of Capital                                                                        (12,496)             (7,411)
                                                                                        --------------------------------
        Total Distributions                                                                  (70,328)            (60,375)
                                                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   374,461             637,888
    Issued in Lieu of Cash Distributions                                                      63,043              52,704
    Redeemed*                                                                               (560,676)           (125,350)
                                                                                        --------------------------------
        Net Increase (Decrease) from Capital Share Transactions                             (123,172)            565,242
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                               (412,460)            662,064
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      1,316,732             654,668
                                                                                        --------------------------------
    End of Year                                                                          $   904,272          $1,316,732
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    29,719              48,033
    Issued in Lieu of Cash Distributions                                                       5,251               3,915
    Redeemed                                                                                 (45,501)             (9,538)
                                                                                         --------------------------------
        Net Increase (Decrease) in Shares Outstanding                                        (10,531)             42,410
=========================================================================================================================
*Net of redemption fees of $1,252,000 and $766,000, respectively.

                                       42

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                      ENERGY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                           --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $22.68       $23.44       $17.19       $13.82       $15.77
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .33          .32          .25          .27          .23
    Net Realized and Unrealized Gain (Loss) on Investments     (5.08)         .57         6.64         3.68        (1.65)
                                                            -------------------------------------------------------------
        Total from Investment Operations                       (4.75)         .89         6.89         3.95        (1.42)
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.35)        (.32)        (.24)        (.28)        (.24)
    Distributions from Realized Capital Gains                   (.42)       (1.33)        (.40)        (.30)        (.29)
                                                            -------------------------------------------------------------
        Total Distributions                                     (.77)       (1.65)        (.64)        (.58)        (.53)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $17.16       $22.68       $23.44       $17.19       $13.82
=========================================================================================================================

TOTAL RETURN*                                                -21.20%        3.80%       40.32%       28.68%       -9.15%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $760       $1,090         $989         $505         $433
    Ratio of Total Expenses to Average Net Assets              0.41%        0.38%        0.39%        0.51%        0.30%
    Ratio of Net Investment Income to Average Net Assets       1.46%        1.36%        1.36%        1.55%        1.66%
    Portfolio Turnover Rate                                      22%          19%          15%          21%          13%
=========================================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                          GOLD AND PRECIOUS METALS FUND
                                                                                YEAR ENDED JANUARY 31,
                                                             --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $7.53       $10.94       $14.07       $10.71       $13.58
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .10          .14          .13          .17          .27
    Net Realized and Unrealized Gain (Loss) on Investments      (.93)       (3.42)       (2.98)        3.36        (2.83)
                                                             --------------------------------------------------------------
        Total from Investment Operations                        (.83)       (3.28)       (2.85)        3.53        (2.56)
                                                             --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.09)        (.13)        (.21)        (.17)        (.31)
    Distributions from Realized Capital Gains                     --           --         (.07)          --           --
                                                             --------------------------------------------------------------
        Total Distributions                                     (.09)        (.13)        (.28)        (.17)        (.31)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $6.61      $  7.53       $10.94       $14.07       $10.71
===========================================================================================================================

TOTAL RETURN*                                                  -11.06%      -29.85%      -20.51%       33.24%      -19.20%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                           $310         $327         $463         $648         $531
    Ratio of Total Expenses to Average Net Assets               0.77%        0.62%        0.50%        0.60%        0.25%
    Ratio of Net Investment Income to Average Net Assets        1.33%        1.41%        1.07%        1.38%        2.04%
    Portfolio Turnover Rate                                       23%          26%          19%           5%           4%
===========================================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.


--------------------------------------------------------------------------------------------------------------------------
                                                                                  HEALTH CARE FUND
                                                                                YEAR ENDED JANUARY 31,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $74.02       $60.65       $52.09       $37.01       $36.51
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .86          .80          .71          .61          .55
    Net Realized and Unrealized Gain (Loss) on Investments     26.36        15.49         9.88        16.06         2.83
                                                             -------------------------------------------------------------
        Total from Investment Operations                       27.22        16.29        10.59        16.67         3.38
                                                             -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.84)        (.78)        (.74)        (.57)        (.57)
    Distributions from Realized Capital Gains                  (3.08)       (2.14)       (1.29)       (1.02)       (2.31)
                                                             -------------------------------------------------------------
        Total Distributions                                    (3.92)       (2.92)       (2.03)       (1.59)       (2.88)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $97.32       $74.02       $60.65       $52.09       $37.01
==========================================================================================================================

TOTAL RETURN*                                                  37.39%       27.37%       20.65%       45.47%        9.79%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $9,884       $4,720       $2,846       $1,654         $771
    Ratio of Total Expenses to Average Net Assets              0.36%        0.40%        0.38%        0.46%        0.40%
    Ratio of Net Investment Income to Average Net Assets       1.13%        1.28%        1.41%        1.57%        1.58%
    Portfolio Turnover Rate                                      11%          10%           7%          13%          25%
==========================================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                                UTILITIES INCOME FUND
                                                                                YEAR ENDED JANUARY 31,
                                                             -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $14.97       $12.93       $12.84       $10.42       $11.67
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .55          .58          .58          .56          .56
    Net Realized and Unrealized Gain (Loss) on Investments      2.35         2.32          .09         2.42        (1.10)
                                                             -------------------------------------------------------------
        Total from Investment Operations                        2.90         2.90          .67         2.98         (.54)
                                                             -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.59)        (.60)        (.56)        (.56)        (.59)
    Distributions from Realized Capital Gains                  (1.01)        (.26)        (.02)           --        (.12)
                                                             -------------------------------------------------------------
        Total Distributions                                    (1.60)        (.86)        (.58)        (.56)        (.71)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $16.27       $14.97       $12.93       $12.84       $10.42
==========================================================================================================================

TOTAL RETURN                                                  19.92%       23.17%        5.51%       29.47%       -4.47%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                         $952          $699         $644         $781         $593
    Ratio of Total Expenses to Average Net Assets              0.38%        0.44%        0.40%        0.44%        0.50%
    Ratio of Net Investment Income to Average Net Assets       3.51%        4.30%        4.63%        4.88%        5.43%
    Portfolio Turnover Rate                                      55%          41%          38%          35%          35%
==========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                                       REIT INDEX FUND
                                                                          YEAR ENDED JANUARY 31,
                                                                         ----------------------        MAY 13, 1996,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1999       1998               JAN. 31, 1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $13.98       $12.64                    $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                    .666         .590                      .341
    Net Realized and Unrealized Gain (Loss) on Investments                 (3.026)       1.520                     2.659
                                                                         ------------------------------------------------
        Total from Investment Operations                                   (2.360)       2.110                     3.000
                                                                         ------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                    (.666)       (.590)                    (.341)
    Distributions from Realized Capital Gains                                  --        (.086)                    (.005)
    Return of Capital                                                       (.144)       (.094)                    (.014)
                                                                         ------------------------------------------------
        Total Distributions                                                 (.810)       (.770)                    (.360)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $10.81       $13.98                    $12.64
==========================================================================================================================

TOTAL RETURN**                                                            -17.31%       17.08%                    30.33%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                    $904        $1,317                      $655
    Ratio of Total Expenses to Average Net Assets                          0.26%         0.24%                    0.36%+
    Ratio of Net Investment Income to Average Net Assets                   5.19%         4.66%                    5.55%+
    Portfolio Turnover Rate                                                  29%            2%                        0%
==========================================================================================================================

 *Inception.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Funds comprise the Energy, Gold and Precious Metals, Health Care, Utilities Income, and REIT Index Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Energy, Gold and Precious Metals, Health Care, and Utilities Income Funds may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Fund are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FORWARD CURRENCY CONTRACTS: The Health Care Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

      4. EQUALIZATION: Prior to February 1998, the Utilities Income Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed income per share was unaffected by capital share transactions. As of February 1, 1998, the fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $5,366,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the fund's net assets, results of operations, or net asset value per share.

      5. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Wellington Management Company, LLP, provides investment advisory services to the Energy, Health Care, and Utilities Income Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 1999, the investment advisory fees of the Energy, Health Care, and Utilities Income Funds represented an effective annual rate of 0.07% of each fund's average net assets.

      M&G Investment Management Ltd. provides investment advisory services to the Gold and Precious Metals Fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 1999, the investment advisory fee represented an effective annual rate of 0.22% of the fund's average net assets.

      The Vanguard Group furnishes investment advisory services to the REIT Index Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

       --------------------------------------------------------------------------------------------------
                                         CAPITAL CONTRIBUTION        PERCENTAGE           PERCENTAGE OF
                                              TO VANGUARD              OF FUND             VANGUARD'S
        SPECIALIZED FUND                         (000)               NET ASSETS          CAPITALIZATION
       --------------------------------------------------------------------------------------------------
        Energy                                 $   140              0.02%                   0.2%
        Gold and Precious Metals                    56              0.02                    0.1
        Health Care                              1,589              0.02                    2.3
        Utilities Income                           161              0.02                    0.2
        REIT Index                                 161              0.02                    0.2
       --------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the funds' investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the funds part of the commissions generated. Such rebates are used solely to reduce the funds' administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by:

       ------------------------------------------------------------------------------------------------
                                                           EXPENSE
                                                          REDUCTION                      TOTAL EXPENSE
                                                            (000)                         REDUCTION AS
                                           ---------------------------------------        A PERCENTAGE
                                               DIRECTED               CUSTODIAN            OF AVERAGE
        SPECIALIZED FUND                       BROKERAGE                FEES               NET ASSETS
       ------------------------------------------------------------------------------------------------
        Energy                                  $  32                  $  5                 --
        Health Care                               256                    78               0.01%
        Utilities Income                          164                     1               0.02
       ------------------------------------------------------------------------------------------------


E. During the year ended January 31, 1999, purchases and sales of investment securities other than temporary cash investments were:


       -----------------------------------------------------------------------------------------------
                                                                                  (000)
                                                                   -----------------------------------
        SPECIALIZED FUND                                              PURCHASES               SALES
       -----------------------------------------------------------------------------------------------
        Energy                                                      $   213,687             $322,551
        Gold and Precious Metals                                         97,721               73,399
        Health Care                                                   2,796,735              678,837
        Utilities Income                                                540,683              421,305
        REIT Index                                                      315,319              429,067
       -----------------------------------------------------------------------------------------------

F. At January 31, 1999, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

      -------------------------------------------------------------------------------------------------
                                                                      (000)
                                           ------------------------------------------------------------
                                                                                        NET UNREALIZED
                                             APPRECIATED            DEPRECIATED          APPRECIATION
       SPECIALIZED FUND                      SECURITIES             SECURITIES          (DEPRECIATION)
      -------------------------------------------------------------------------------------------------
       Energy                              $     94,217             $(107,100)          $    (12,883)
       Gold and Precious Metals*                 45,435              (152,598)              (107,163)
       Health Care                            3,420,168              (215,232)             3,204,936
       Utilities Income                         220,488                (5,473)               215,015
       REIT Index                                35,484              (104,661)               (69,177)
      -------------------------------------------------------------------------------------------------
      *See Note G.

      At January 31, 1999, the Health Care Fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:


       ---------------------------------------------------------------------------------------------------
                                                                           (000)
                                                 ---------------------------------------------------------
                                                    CONTRACT AMOUNT
                                                 ---------------------
                                                  FOREIGN      U.S.      MARKET VALUE IN      UNREALIZED
        CONTRACT SETTLEMENT DATE                 CURRENCY     DOLLARS     U.S. DOLLARS       APPRECIATION
       ---------------------------------------------------------------------------------------------------
        Deliver:
         4/16/1999                     JPY      17,832,450   $160,942       $154,775            $6,167
       ---------------------------------------------------------------------------------------------------
        JPY--Japanese yen.

Net unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

      At January 31, 1999, the Health Care Fund had net unrealized foreign currency gains resulting from the translation of other assets and liabilities of $29,000.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      During the year ended January 31, 1999, the funds realized net foreign currency gains (losses) that increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income as follows:

       ---------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                        ----------------------------------
                                                                        INCREASE (DECREASE) UNDISTRIBUTED
        SPECIALIZED FUND                                                       NET INVESTMENT INCOME
       ---------------------------------------------------------------------------------------------------
        Energy                                                                        $  (13)
        Gold and Precious Metals                                                        (108)
        Health Care                                                                        4
       ---------------------------------------------------------------------------------------------------

      For federal tax purposes, Energy Fund capital gains required to be distributed in December 1998 included net gains realized through October 31, 1998. Subsequently, the fund realized capital losses of $15,102,000 which are available to offset future net capital gains.

      At January 31, 1999, the Gold and Precious Metals Fund had available realized losses of $90,606,000 to offset future net capital gains of $2,873,000 through January 31, 2005, $19,472,000 through January 31, 2006, $67,666,000 through January 31, 2007, and $595,000 through January 31, 2008. Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 1999, the Gold and Precious Metals Fund realized gains on the sale of passive foreign investment companies of $965,000, which were included in prior years' distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. The cumulative total of distributions related to passive foreign investment company holdings at January 31, 1999, was $3,220,000, and is reflected in the balance of overdistributed net investment income.

      The Utilities Income Fund had gains of $1,050,000 on securities held for less than one year which are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

      At January 31, 1999, the REIT Index Fund had available realized losses of $39,785,000 to offset future net capital gains of $7,983,000 through January 31, 2007, and $31,802,000 through January 31, 2008.

H. The market value of securities on loan to broker/dealers at January 31, 1999, and collateral received with respect to such loans were:

       -----------------------------------------------------------------------------------------------
                                                                                   (000)
                                                                  ------------------------------------
                                                                    MARKET VALUE              CASH
                                                                      OF LOANED            COLLATERAL
        SPECIALIZED FUND                                             SECURITIES             RECEIVED
       -----------------------------------------------------------------------------------------------
        Energy                                                        $16,335                $16,397
        Gold and Precious Metals                                           12                     13
        Health Care                                                    11,158                 17,113
        Utilities Income                                               11,615                 12,028
        REIT Index                                                      3,042                  3,245
       -----------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Specialized Funds

In our opinion, the accompanying statements of net assets (and statements of assets and liabilities for Vanguard Energy Fund) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund, Vanguard Gold and Precious Metals Fund, Vanguard Health Care Fund, Vanguard Utilities Income Fund and Vanguard REIT Index Fund (constituting Vanguard Specialized Funds, hereafter referred to as the "Funds") at January 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 11, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD SPECIALIZED FUNDS

    This information for the fiscal year ended January 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

          The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 1999, all of which are designated as 20% rate gain distributions, as follows:

       -----------------------------------------------------------------------------
                                                                  CAPITAL GAIN
                                                              DIVIDENDS DISTRIBUTED
        SPECIALIZED FUND                                              (000)
       -----------------------------------------------------------------------------
         Energy                                                   $  18,471
         Health Care                                                237,133
         Utilities Income                                            46,735
       -----------------------------------------------------------------------------

          The Gold and Precious Metals Fund has elected to pass through credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on January 31, 1999, are as follows:

        ----------------------------------------------------------------------
                                          GROSS FOREIGN               FOREIGN
          COUNTRY                           DIVIDENDS                   TAX
        ----------------------------------------------------------------------
          Australia                          $.0435                   $.0025
          Canada                              .0073                    .0011
          Ghana                               .0069                    .0007
          South Africa                        .0617                    .0000
          United Kingdom                      .0035                    .0005
        ----------------------------------------------------------------------

          The pass-through of foreign tax credit affected only shareholders on the dividend record date in December 1998. Shareholders received more detailed information along with their Form 1099-DIV in January 1999.

          For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

       ----------------------------------------------------------------------
                                                                  QUALIFYING
         SPECIALIZED FUND                                         PERCENTAGE
       ----------------------------------------------------------------------
         Energy                                                      75.6%
         Gold and Precious Metals                                     11.3
         Health Care                                                  41.6
         Utilities Income                                             49.8
         REIT Index                                                    0.0
       ----------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.


                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                                 70 years ago,
                             on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q510-03/22/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.